                                                                Exhibit  10.30.3

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                  by and among


                                 UTI CORPORATION
           (successor by merger to Medical Device Manufacturing, Inc.)
                                  as Borrower,


                             BANK OF AMERICA, N.A.,
                     as Administrative Agent and as Lender,

                              FLEET NATIONAL BANK,
                       as Syndication Agent and as Lender,

           DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH,
                      as Documentation Agent and as Lender

                                       and

                THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME



                              _______________, 2001



                         BANC OF AMERICA SECURITIES LLC,

                        as Lead Arranger and Book Manager

================================================================================

                                TABLE OF CONTENTS


                                                                                          Page
                                   ARTICLE I

                             Definitions and Terms

1.1      Definitions....................................................................    2
1.2      Rules of Interpretation........................................................   34
1.3      Accounting for Acquisitions....................................................   35
1.4      Accounting for Derivatives.....................................................   36

                                   ARTICLE II

                             The Credit Facilities

2.1      Term Loan......................................................................   37
2.2      Revolving Loans................................................................   39
2.3      Use of Proceeds................................................................   42
2.4      Notes..........................................................................   43
2.5      Swing Line.....................................................................   43

                                  ARTICLE III

                               Letters of Credit

3.1      Letters of Credit..............................................................   45
3.2      Reimbursement and Participations...............................................   45

                                   ARTICLE IV

               Eurodollar Funding, Fees, and Payment Conventions

4.1      Interest Rate Options..........................................................   49
4.2      Conversions and Elections of Subsequent Interest Periods.......................   49
4.3      Payment of Interest............................................................   50
4.4      Prepayments of Eurodollar Rate Loans...........................................   50
4.5      Manner of Payment..............................................................   51
4.6      Fees...........................................................................   51
4.7      Pro Rata Payments..............................................................   52
4.8      Computation of Rates and Fees..................................................   52
4.9      Deficiency Advances; Failure to Purchase Participations........................   52
4.10     Intraday Funding...............................................................   53

                                   ARTICLE V

                                    Security

5.1      Security.......................................................................   55
5.2      Further Assurances.............................................................   55
5.3      Mortgages......................................................................   56
5.4      Information Regarding Collateral...............................................   56
5.3      Mortgages......................................................................   57

                                   ARTICLE VI

                            Change in Circumstances

6.1      Increased Cost and Reduced Return..............................................   58
6.2      Limitation on Types of Loans...................................................   59
6.3      Illegality.....................................................................   60
6.4      Treatment of Affected Loans....................................................   60
6.5      Compensation...................................................................   61
6.6      Taxes..........................................................................   61

                                  ARTICLE VII

            Conditions to Making Loans and Issuing Letters of Credit

7.1      Conditions of Term Loan and Initial Advance....................................   64
7.2      Conditions of Revolving Loans and Letter of Credit.............................   67

                                  ARTICLE VIII

                         Representations and Warranties

8.1      Organization and Authority.....................................................   69
8.2      Loan Documents.................................................................   69
8.3      Solvency.......................................................................   70
8.4      Subsidiaries and Stockholders..................................................   70
8.5      Ownership Interests............................................................   70
8.6      Financial Condition............................................................   70
8.7      Title to Properties............................................................   71
8.8      Taxes..........................................................................   71
8.9      Other Agreements...............................................................   72
8.10     Litigation.....................................................................   72
8.11     Margin Stock...................................................................   72
8.12     Regulated Company..............................................................   72
8.13     Patents, Etc...................................................................   72
8.14     No Untrue Statement............................................................   72
8.15     No Consents, Etc...............................................................   73

8.16     Employee Benefit Plans.........................................................   73
8.17     No Default.....................................................................   74
8.18     Environmental Laws.............................................................   74
8.19     Employment Matters.............................................................   75
8.20     RICO...........................................................................   75
8.22     Related Transactions...........................................................   75

                                   ARTICLE IX

                             Affirmative Covenants

9.1      Financial Reports, Etc.........................................................   76
9.2      Maintain Properties............................................................   77
9.3      Existence, Qualification, Etc..................................................   78
9.4      Regulations and Taxes..........................................................   78
9.5      Insurance......................................................................   78
9.6      True Books.....................................................................   78
9.7      Right of Inspection............................................................   78
9.8      Observe all Laws...............................................................   79
9.9      Governmental Licenses..........................................................   79
9.10     Covenants Extending to Other Persons...........................................   79
9.11     Officer's Knowledge of Default.................................................   79
9.12     Suits or Other Proceedings.....................................................   79
9.13     Notice of Environmental Complaint or Condition.................................   79
9.14     Environmental Compliance.......................................................   80
9.15     Indemnification................................................................   80
9.16     Further Assurances.............................................................   80
9.17     Employee Benefit Plans.........................................................   80
9.18     Continued Operations...........................................................   81
9.19     New Subsidiaries...............................................................   81
9.20     Swap Agreements................................................................   84
9.21     Use of Proceeds, Regulatory Compliance.........................................   84


                                   ARTICLE X

                               Negative Covenants

10.1     Financial Covenants............................................................   86
10.2     Acquisitions...................................................................   86
10.3     Capital Expenditures...........................................................   87
10.4     Liens..........................................................................   87
10.5     Indebtedness...................................................................   88
10.6     Transfer of Assets.............................................................   89
10.7     Investments....................................................................   90
10.8     Merger or Consolidation........................................................   90
10.9     Restricted Payments............................................................   90

10.10    Transactions with Affiliates...................................................   91
10.11    Compliance with ERISA, the Code and Foreign Benefit Laws.......................   91
10.12    Fiscal Year....................................................................   92
10.13    Dissolution, etc...............................................................   92
10.14    Limitations on Sales and Leasebacks............................................   92
10.15    Change in Control..............................................................   92
10.16    Rate Hedging Obligations.......................................................   92
10.17    Negative Pledge Clauses........................................................   92
10.18    Change in Accountants..........................................................   93
10.19    Prepayments, Etc. of Indebtedness..............................................   93
10.20    Partnerships...................................................................   93
10.21    Amendment to Organizational Documents..........................................   93
10.22    Use of Proceeds................................................................   93
10.23    Limitations on Upstreaming.....................................................   93

                                   ARTICLE XI

                       Events of Default and Acceleration

11.1     Events of Default..............................................................   94
11.2     Agent to Act...................................................................   97
11.3     Cumulative Rights..............................................................   97
11.4     No Waiver......................................................................   97
11.5     Allocation of Proceeds.........................................................   97

                                  ARTICLE XII

                                   The Agent

12.1     Appointment, Powers, and Immunities............................................   99
12.2     Reliance by Agent..............................................................   99
12.3     Defaults.......................................................................  100
12.4     Rights as Lender...............................................................  100
12.5     Indemnification................................................................  100
12.6     Non-Reliance on Agent and Other Lenders........................................  101
12.7     Resignation of Agent...........................................................  101

                                  ARTICLE XIII

                                 Miscellaneous

13.1     Assignments and Participations.................................................  102
13.2     Notices........................................................................  104
13.3     Right of Set-off; Adjustments..................................................  105
13.4     Survival.......................................................................  106
13.5     Expenses.......................................................................  106
13.6      Amendments and Waivers........................................................  107
13.7     Counterparts; Facsimile Signatures.............................................  107

13.8     Termination....................................................................  107
13.9     Indemnification; Limitation of Liability.......................................  108
13.10    Severability...................................................................  109
13.11    Entire Agreement...............................................................  109
13.12    Agreement Controls.............................................................  109
13.13    Usury Savings Clause...........................................................  109
13.14    Payments.......................................................................  110
13.15    Governing Law; Waiver of Jury Trial............................................  110
13.16    Judgment Currency..............................................................  111

EXHIBIT A.................................................  Applicable Commitment Percentages
EXHIBIT B.................................................  Form of Assignment and Acceptance
EXHIBIT C................  Notice of Appointment (or Revocation) of Authorized Representative
EXHIBIT D-1........................................................  Form of Borrowing Notice
EXHIBIT D-2......................................  Form of Borrowing Notice--Swing Line Loans
EXHIBIT E............................................  Form of Interest Rate Selection Notice
EXHIBIT F-1..........................................................  Form of Revolving Note
EXHIBIT F-2...............................................................  Form of Term Note
EXHIBIT F-3...............................................................  Form of Term Note
EXHIBIT F-4.........................................................  Form of Swing Line Note
EXHIBIT G.............................................  Form of Opinion of Borrower's Counsel
EXHIBIT H............................................................  Compliance Certificate
EXHIBIT I................................................  Form of Borrowing Base Certificate
EXHIBIT J.........................................................  Form of Facility Guaranty
EXHIBIT K........................................................  Form of Security Agreement
EXHIBIT L..........................................................  Form of Pledge Agreement
EXHIBIT M.........................  Form of Certificate Re: Acquisition Adjustments to EBITDA


Schedule 1.1.............................................  UTI Pro Forma Financial Statements
Schedule 1.2.............................................  ATM Pro Forma Financial Statements
Schedule 1.3................................................................  IPO Adjustments
Schedule 1.4...............................................................  One Time Charges
Schedule 1.5............  Inventory Locations Which are Owned or Subject to a Landlord Waiver
Schedule 5.3..................................................................  Real Property
Schedule 8.4..................................  Subsidiaries and Investments in Other Persons
Schedule 8.6...................................................................  Indebtedness
Schedule 8.7..........................................................................  Liens
Schedule 8.8....................................................................  Tax Matters
Schedule 8.10....................................................................  Litigation
Schedule 9.5......................................................................  Insurance

                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of ___________________, 2001 (the "Agreement"), is made by and among UTI CORPORATION, a Maryland corporation, as successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 13.1 (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders") and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Section 12.7, the "Agent"), FLEET NATIONAL BANK, as Syndication Agent (in such capacity, "Fleet"), and DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as Documentation Agent (in such capacity, "Dresdner");

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders are party to that certain Credit Agreement dated as of May 31, 2000, as amended (the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend and restate the Existing Credit Agreement to make available to the Borrower (a) a Term Loan A Facility in the principal amount of $35,000,000 and a Term Loan B Facility in the principal amount of $30,000,000, the proceeds of which are to be used (i) to refinance the outstanding principal amount of existing funded indebtedness of the Borrower and its Subsidiaries; (ii) to pay transaction expenses, and (b) a revolving credit facility of up to $35,000,000, the proceeds of which are to be used for working capital, Permitted Acquisitions and other general corporate purposes and which shall include a letter of credit facility of up to $5,000,000 for the issuance of standby and commercial letters of credit and a swing line facility of up to $5,000,000; and

         WHEREAS, the Lenders and the Agent are willing to so amend and restate the Existing Credit Agreement and to continue to make the term loans, revolving credit and letter of credit facilities available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

                                    ARTICLE I

                              Definitions and Terms

         1.1 Assignment; Amendment and Restatement.

         (a) The Borrower, the Agent and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Credit Agreement, except as otherwise provided in the next paragraph, shall be superseded by this Agreement.

         Notwithstanding the amendment and restatement of the Existing Credit Agreement by this Agreement, the Borrower shall continue to be liable to the Agent and the Lenders with respect to agreements on the part of the Borrower under the Existing Credit Agreement to indemnify and hold harmless the Agent and the Lenders from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Agent and the Lenders may be subject arising in connection with the Existing Credit Agreement and as to which the Borrower has agreed under the Existing Credit Agreement to indemnify and hold harmless the Agent and the Lenders. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Borrower under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. On the Closing Date a portion of the indebtedness evidenced by the notes issued under the Existing Credit Agreement shall be assigned by and allocated among the Lenders in order that after giving effect thereto Lenders shall have the Revolving Credit Commitment, Term Loan A Commitment or Term Loan B Commitment, as the case be, described on Exhibit A. Except as otherwise selected by the Borrower by delivery of a Borrowing Notice or Interest Rate Selection Notice prior to the Closing Date in accordance with the terms hereof, upon the effectiveness of this Agreement all amounts outstanding and owing by Borrower under the Existing Credit Agreement as of the Closing Date, shall constitute Advances hereunder accruing interest with respect to the Base Rate Loans under the Existing Credit Agreement, at the Base Rate hereunder.

         By execution or acknowledgment of this Agreement all parties hereto agree that (i) each of the Security Instruments and other Loan Documents is hereby amended such that all references to the Existing Credit Agreement and the Loans thereunder shall be deemed to refer to this Agreement and the continuation of the Loans hereunder, (ii) the Facility Guaranty is reaffirmed and (iii) all security interests and liens granted under the Security Instruments shall continue and secure the Obligations hereunder and the obligations of the Guarantors under the Facility Guaranty.

         1.2 Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Account" means any account receivable, including any rights of payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the UCC) or chattel paper, whether or not it has been earned by performance, and in addition includes all property included in the definition of "accounts" as used in the UCC, together with any guaranties, letters of credit and other security therefor.

                  "Account Debtor" means a Person who is obligated under any Account, General Intangible, chattel paper or instrument.

                  "Acquisition" means the acquisition, of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person that constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person, but shall not include investment in any joint venture pursuant to which the acquiror shall hold fifty percent (50%) or less of the equity interests of such joint venture.

                  "Acquisition Adjustments" means the adjustments to certain financial terms and computations more particularly described in Section 1.4.

                  "Adjusted Consolidated EBITDA" means Consolidated EBITDA calculated for the twelve-month period or Four-Quarter Period, as applicable, ending on or most recently prior to the date of calculation thereof adjusted to give pro forma effect to the UTI Acquisition and the ATM Acquisition, such adjustments to be satisfactory to the Agent, based upon (a) with respect to the UTI Acquisition, the pro forma financial statements for each of the four fiscal quarters ended September 30, 1999, December 31, 1999, March 31, 2000 and June 30, 2000, as set forth on Schedule 1.1 and (b) with respect to the ATM Acquisition, the pro forma financial statements for each of the four fiscal quarters ended [December 31, 1999, March 31, 2000, June 30, 20000 and September 30, 2000], as set forth on Schedule 1.2.

                  "Advance" means any of (i) the borrowing under the Term Loan Facilities or (ii) a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

                  "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of the Borrower; or 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Borrower; provided, however, at the time the Borrower registers any security issued by it pursuant to the Securities Act of 1933, as amended, the figure "10%" used in this definition shall automatically change to "5%" without further action. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

                  "Applicable Commitment Fee" means that percent per annum based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended, set forth as the Applicable Commitment Fee in the Pricing Grid and subject to further adjustment as therein provided.

                  "Applicable Commitment Percentage" means, for each Lender at any time, a fraction, (i) with respect to the Revolving Credit Facility and the Letter of Credit Facility the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, (ii) with respect to the Term Loan A Facility, the numerator of which shall be such Lender's Term Loan A Commitment and the denominator shall be the Total Term Loan A Commitment and (iii) with respect to the Term Loan B Facility, the numerator of which shall be such Lender's Term Loan B Commitment and the denominator shall be the Total Term Loan B Commitment, which Applicable Commitment Percentages for each Lender as of the Closing Date are as set forth in Exhibit A; provided that the Applicable Commitment Percentages of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 13.1.

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" means that percent per annum based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended, set forth as the Applicable Margin in the Pricing Grid and subject to further adjustment as therein provided.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

                  "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer, of (a) any of the assets, excluding cash and cash equivalents, of the Borrower or its Subsidiaries, and (b) any of the capital stock, or securities or investments exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive any of the capital stock, of any Subsidiary (other than a disposition to a Guarantor).

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 13.1.

                  "Assumption Agreement" means that certain Assumption Agreement dated as of the Closing Date by the Borrower in favor of the Agent and the Lenders.

                  "ATM" means American Technical Molding, Inc.

                  "ATM Acquisition" means the acquisition of all of the capital stock of ATM pursuant to the terms of the ATM Purchase Agreement.

                  "ATM Purchase Agreement" means that certain Agreement and Plan of Merger dated December 21, 2000 by and among the Borrower, KMKATM Acquisition Corp., ATM and certain shareholders of ATM.

                  "Authorized Representative" means any of the President, Chief Executive Officer, Chief Operating Officer or any Vice President of the Borrower or, with respect to financial matters, the Chief Financial Officer or Vice President of Finance of the Borrower, or any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C.

                  "Bank of America" means Bank of America, N.A. and its successors.

                  "BAS" means Banc of America Securities LLC and its successors.

                  "Base Rate" means, for any day, the rate per annum equal to the sum of (a) the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day plus (b) the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means a Loan (including a Segment) for which the rate of interest is determined by reference to the Base Rate.

                  "Base Rate Segment" means a Segment bearing interest or to bear interest at the Base Rate.

                  "Base Rate Refunding Loan" means a Base Rate Loan or Swing Line Loan made either to (i) satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit, or (ii) pay the Swing Line Lender in respect of Swing Line Outstandings.

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

                  "Borrower's Account" means any demand deposit account or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent.

                  "Borrowing Base" means, as of the date of determination thereof, (i) Eligible Receivables multiplied by 85% plus (ii) the value, determined at the lower of cost or fair market value in accordance with GAAP, of all Eligible Inventory multiplied by 60%.

                  "Borrowing Base Certificate" means a certificate of an Authorized Representative in the form attached hereto as Exhibit I hereto.

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility or a Swing Line Loan, in the forms of Exhibits D-1 and D-2, respectively.

                  "Business Day" means, (i) except as expressly provided in clause (ii), any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed, and (ii) with respect to the selection, funding, interest rate, payment, and Interest Period of any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

                  "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to Section 9.1(a) or (b), and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 9.1(a)), all the foregoing in accordance with GAAP applied on a Consistent Basis.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

                  "Change of Control" means, at any time:

                           (i) any "person" or "group" (each as used in Sections
                  13(d)(3) and 14(d)(2) of the Exchange Act) other than KRG Capital Group either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of Voting Securities of the Borrower (or securities convertible into or exchangeable for such Voting Securities) representing 25% or more of the combined voting power of all Voting Securities of the Borrower (on a fully diluted basis) or (2) at any time, combined voting power more than the combined voting power of KRG Capital Group at such time, or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

                           (ii) during any period of up to 24 consecutive
                  months, commencing on the Closing Date, individuals who at the beginning of such 24-month period were directors of the Borrower (together with successors who were nominated or appointed by a majority of the directors then in office) shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the board of directors of the Borrower; or

                           (iii) any Person or two or more Persons, other than
                  KRG Capital Group, acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower.

                           (iv) KRG Capital Group ceases to beneficially own,
                  directly or indirectly, at least 30% of the Voting Securities of the Borrower on the Closing Date.

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 7.1 have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  "Collateral" means, collectively, all property of the Borrower, any Subsidiary or any other Person in which the Agent or any Lender is granted a Lien under any Security Instrument as security for all or any portion of the Obligations.

                  "Compliance Certificate" means a certificate of an Authorized Representative demonstrating compliance with the financial covenants contained in Sections 10.1(a) through 10.1(c) and Section 10.3, substantially in the form of Exhibit H;

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to as of the Closing Date in Section 8.6(a)(i).

                  "Consolidated Current Assets" means cash and all other assets of the Borrower and its Subsidiaries which are expected to be realized in cash, sold in the ordinary course of business, or consumed within one year or which would be classified as a current asset, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Current Liabilities" means all liabilities of the Borrower and its Subsidiaries which by their terms are payable within one year (including all Indebted-ness payable on demand or maturing not more than one year from the date of computation and the current portion of Indebtedness having a maturity date in excess of one year), all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income,
         (iv) amortization, and (v) depreciation, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, subject to Acquisition Adjustments; provided however that to the extent Consolidated Net Income is reduced thereby, Consolidated EBITDA shall be increased by the amount of all Earnout Payments permitted hereunder made during such period and by the amount of the following items to the extent incurred during such period: (x) non-cash charges during such period in respect of stock option and phantom equity plans approved by the Board of Directors and (y) non-cash purchase price accounting adjustments and (z) the one-time charges set forth on
         Schedule 1.4 hereto.

                  "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period less (without duplication) Capital Expenditures paid in cash during such period less Consolidated Taxes for such period, to
         (ii) Consolidated Fixed Charges for such period.

                  "Consolidated Fixed Charges" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the difference of (a) the sum of, without duplication, (i) Consolidated Interest Expense for such period, (ii) Consolidated Scheduled Debt Payments due or paid during such period, and (iii) any dividends, or stock repurchase, redemption, retirement conversion, exchange or other acquisition under Section 10.9, paid in cash during such period, less (b) all IPO Adjustments for such period, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, subject to Acquisition Adjustments.

                  "Consolidated Indebtedness" means all Indebtedness for Money Borrowed of the Borrower and its Subsidiaries, all determined on a consolidated basis.

                  "Consolidated Interest Coverage Ratio" means, as of the date of computation thereof, the ratio of (i) Consolidated EBITDA for the Four-Quarter Period ending on (or most recently ended prior to) such date to (ii) Consolidated Interest Expense determined as at such date.

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Rate Hedging Obligations) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, subject to Acquisition Adjustments; provided, however, that Consolidated Interest Expense shall include the amount of payments in respect of Synthetic Lease Obligations that are in the nature of interest; and provided further, however, that Consolidated Interest Expense for any period of four fiscal quarters ending on the last day of the first, second or third fiscal quarters of the Borrower first ending after the Closing Date shall be deemed equal to the product of (i) Consolidated Interest Expense computed in accordance with the requirements of this definition for such one, two or three quarter period multiplied by (ii) a fraction, the numerator of which is 365 and the denominator of which is the actual number of days from the Closing Date through any such date of determination..

                  "Consolidated Leverage Ratio" means, as of the date of computation thereof, the ratio of (i) Consolidated Indebtedness determined as at such date to (ii) Consolidated EBITDA for the Four-Quarter Period ending on (or most recently ended prior to) such date.

                  "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries (including payments received by the Borrower and its Subsidiaries of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to this Agreement and not related to an extraordinary event), less all operating and non-operating expenses of the Borrower and its Subsidiaries, including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but excluding (for all purposes other than the computation of Consolidated EBITDA utilized to determine Excess Cash Flow) as income: (i) net gains (including net of taxes) on the sale, conversion or other disposition of capital assets,
         (ii) net gains (including net of taxes) on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (iii) net gains (including net of taxes) on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis, subject to Acquisition Adjustments.

                  "Consolidated Scheduled Debt Payments" means, for any period, the sum of all scheduled payments of principal on Consolidated Indebtedness (including, without limitation, the principal component of Capital Leases and Synthetic Lease Obligations paid or payable during such period), but excluding payments due on Revolving Loans during such period; provided that Consolidated Scheduled Debt Payments for any period shall not include voluntary prepayments of Consolidated Indebtedness, mandatory prepayments of the Term Loans pursuant to
         Section 2.1(e) or other mandatory prepayments (other than by virtue of scheduled amortization) of Consolidated Indebtedness (but Consolidated Scheduled Debt Payments for a period shall be adjusted to reflect the effect on scheduled payments of principal for such period of the application of any mandatory prepayments of Consolidated Indebtedness during or preceding such period); and provided, further, that Consolidated Scheduled Debt Payments for any period of four fiscal quarters ending on the last day of the first, second or third fiscal quarters of the Borrower first ending after the Closing Date shall be deemed equal to $5,300,000.

                  "Consolidated Taxes" means for any period, and without duplication, the aggregate amount of all taxes for such period to the extent paid directly in cash by the Borrower and its Subsidiaries during such period; provided that Consolidated Taxes for any period of four fiscal quarters ending on the last day of the first, second or third fiscal quarters of the Borrower first ending after the Closing Date shall be deemed equal to the product of (i) Consolidated Taxes computed in accordance with the requirements of this definition for such one, two or three quarter period multiplied by (ii) a fraction, the numerator of which is 365 and the denominator of which is the actual number of days from the Closing Date through any such date of determination.

                  "Consolidated Working Capital" means, as of any date on which the amount thereof is to be determined, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                  "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation (each a "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor in respect of any such primary obligation or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of such primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor thereof to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

                  "Continue," "Continuation," and "Continued" shall refer to the continuation pursuant to Section 4.2 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to Section 4.2 of one Type of Loan into another Type of Loan.

                  "Credit Parties" means, collectively, the Borrower, each other Guarantor and each other Person providing Collateral pursuant to any Security Instrument.

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, and (ii) with respect to Base Rate Loans, Swing Line Loans, Reimbursement Obligations, fees, and other amounts payable in respect of (x) Obligations or (y) (except as otherwise expressly provided therein) the obligations of any other Credit Party under any of the other Loan Documents, a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iv) in any case, the maximum rate permitted by applicable law, if lower.

                  "Direct Foreign Subsidiary" means a Subsidiary other than a Domestic Subsidiary a majority of whose Voting Securities, or a majority of whose Subsidiary Securities, are owned by the Borrower or a Domestic Subsidiary.

                  "Domestic Subsidiary" means any Subsidiary of the Borrower organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

                  "Earnout Payments" means the payments to be made to (i) the Sellers and Eligible Employees, as those terms are defined in the Share Purchase Agreement dated December 22, 1999 (the "Noble-Met Agreement"), pursuant to the terms of the Noble-Met Agreement and in an aggregate amount not to exceed $21,000,000, (ii) the Sellers, as that term is defined in the Share Purchase Agreement dated May 31, 2000 (the "UTI Agreement"), pursuant to the terms of the UTI Agreement and in an aggregate amount not to exceed $10,000,000, (iii) the Sellers, as that term is defined in the Agreement and Plan of Merger, dated May 12, 2000 (the "MER Agreement"), pursuant to the terms of the First Deferred Cash Payment and the Second Deferred Cash Payment as those terms are defined in the MER Agreement and the noncompete payment pursuant to the

         Noncompetition Agreement among MDMI, Medical Engineering Resources, Ltd. and Thomas Maloney, and in an aggregate amount not to exceed $450,000 and (iv) the selling shareholders of ATM in an aggregate amount not to exceed $3,000,000 pursuant to the terms of the ATM Purchase Agreement.

                  "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 13.1, the Borrower, such approval not to be unreasonably withheld (provided that the incurrence by the Borrower of additional costs pursuant to Section 6.6 as a result of such assignment shall constitute a reasonable basis for withholding such consent) or delayed by the Borrower and such approval to be deemed given by the Borrower (in the absence of notice to the contrary, effective upon receipt) within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Eligible Inventory" means inventory of the Borrower and its Domestic Subsidiaries valued at the lesser of cost or current market value, all of which inventory is, at any given time, (a) not damaged or defective in any way; (b) not sold or segregated for sale or otherwise reflected as an Account of the Borrower or any Guarantor; (c) not consigned inventory; (d) not inventory-in-transit or located in a place other than at the locations listed on Schedule 1.5 hereto; (e) not work-in-process (provided that 50% of the value (at the lesser of cost or fair market value) of work-in-process shall be included in calculating the amount of Eligible Inventory); (f) not constituting packaging materials and supplies (other than packaging materials which are inventory held for sale to third parties); (g) not inventory evidenced by negotiable warehouse receipts or by non-negotiable warehouse receipts or bills of lading or documents of title which have not been issued in the name of the Agent; (h) not inventory subject to any Lien (other than Permitted Liens) or otherwise not in conformity with the representations and warranties contained in the Security Instruments and (j) not inventory deemed ineligible by the Agent in its sole judgment and discretion;

                  "Eligible Receivables" means all Accounts evidenced by an invoice (valued at the face amount of such invoice, less maximum discounts, rebates, credits and allowances which may be taken by Account Debtors on such Accounts, and net of any sales tax, finance charges or late payment charges included in the invoiced amount) created or acquired by the Borrower or any of its Domestic Subsidiaries in the ordinary course of its business arising from the sale of inventory and/or the provision of services in its ordinary course of business in which the Agent has a first priority, perfected security interest (subject only to Permitted Liens), but excluding (a) Accounts outstanding for longer than the sooner of (i) ninety (90) days from the date of original invoice or (ii) sixty (60) days from the original due date; (b) all Accounts owed by an Account Debtor if more than fifty percent (50%) of the Accounts owed by such Account Debtor to the Borrower or the applicable Subsidiary are deemed ineligible hereunder;
         (c) Accounts owing from any Affiliate of Borrower or its Subsidiaries;
         (d) Accounts owed by a creditor of the

         Borrower or its Subsidiaries to the extent of the amount of the obligation of the Borrower or its Subsidiaries to such creditor; (e) Accounts which are in dispute or subject to any post-dated payment items, retainage, counterclaim, contra-account or offset, but only to the extent of the amount disputed and the specific amount subject to post-dated payment items, retainage, counterclaim, contra-account or offset; (f) Accounts owing by any Account Debtor which is not Solvent;
         (g) Accounts arising from a sale on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar basis or which is subject to repurchase, return, rejection, repossession, loss or damage; (h) Accounts owed by an Account Debtor domiciled outside of the continental United States of America, unless (1) such Account is supported by a letter of credit or credit insurance acceptable to the Agent and assigned to the Agent and which is issued by a financial institution and in an amount which is acceptable to the Agent or (2) such foreign Account Debtor is the subsidiary of a United States corporation whose senior unsecured debt is rated Baa2 or higher by Moody's and BBB or higher by S&P or (3) such foreign Account Debtor is otherwise identified in writing by the Agent as acceptable; (i) Accounts owed by the United States of America or any state or other governmental or quasi governmental unit, agency or subdivision unless Borrower shall have complied with all applicable federal and state assignment of claims laws, and Borrower has provided the Agent written evidence satisfactory to Agent of such compliance; (j) Accounts in excess of $1,000,000 that are denominated in other than United States Dollars; (k) Accounts as to which the goods giving rise to the Account have not been delivered to and accepted by the Account Debtor or the service giving rise to the Account has not been completely performed or which do not represent a final sale; (l) Accounts for which the total of all Accounts from any three Account Debtors (together with the Affiliates of the Account Debtors) would, when combined exceed thirty-five percent (35%) of the total Accounts of the Borrower and its Domestic Subsidiaries (to the extent of such excess); (m) Accounts which, by contract, subrogation, mechanics' lien laws or otherwise, are subject to claims by Borrower's or its Subsidiaries' creditors or other third parties or which are owed by Account Debtors as to whom any creditor of Borrower or its Subsidiaries (including any bonding company) has lien or retainage rights; (n) any and all other Accounts the validity, collectibility, or amount of which is determined in good faith in accordance with GAAP by the Borrower or its Subsidiaries to be doubtful; (o) Accounts owed by an Account Debtor which is located in a jurisdiction where Borrower or its Subsidiaries are required to qualify to transact business or to file reports, unless Borrower or such Subsidiary has so qualified or filed and provided written evidence satisfactory to Bank of such compliance; (p) any Account as to which any representation, warranty or covenant contained in the Security Agreement shall be untrue or misleading, and (q) any other Account which the Agent otherwise in its sole and absolute discretion deems to be ineligible.

                  "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                           (a) Government Securities;

                           (b) obligations of any corporation organized under
                  the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 92 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's; and

                           (c) interest bearing demand or time deposits issued
                  by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated "A" or better by S&P or "A" or better by Moody's ;

                           (d) obligations of the type described in clauses (a)
                  through (c) above purchased from a securities dealer designated as a "primary dealer" by the Federal Reserve Bank of New York or a commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia each having as at any date of determination a combined capital and surplus of not less than $100,000,000 (each a "Permitted Bank") as counterparty pursuant to a repurchase agreement obligating such counterparty to repurchase such obligations not later than 30 days after the purchase thereof and which provides that the obligations which are the subject thereof are held for the benefit of the Borrower or any Subsidiary by a custodian which is a Permitted Bank and which is not the counterparty to the repurchase agreement in question; and

                           (e) the securities of any investment company
                  registered under the Investment Company Act of 1940, as amended, which is a "money market fund" within the meaning of regulations of the Securities and Exchange Commission, or an interest in a pooled fund maintained by a Permitted Bank having comparable investment restrictions, and in each case, with assets of at least $100,000,000.

                  "Employee Benefit Plan" means (i) any employee benefit plan, including any Pension Plan, within the meaning of Section 3(3) of ERISA which (A) is maintained for employees of the Borrower or any of its ERISA Affiliates, or any Subsidiary or is assumed by the Borrower or any of its ERISA Affiliates, or any Subsidiary in connection with any Acquisition or (B) has at any time been maintained for the employees of the Borrower, any current or former ERISA Affiliate, or any Subsidiary and (ii) any plan, arrangement, understanding or scheme maintained by the Borrower or any Subsidiary that provides retirement, deferred compensation, employee or retiree medical or life insurance, severance benefits or any other benefit covering any employee or former employee and which is administered under any Foreign Benefit Law or regulated by any Governmental Authority other than the United States of America.

                  "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA Affiliate," as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and
         (c) of the Code.

                  "Eurodollar Rate Loan" means a Loan (including a Segment) for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

                  Eurodollar  =      Interbank Offered Rate       +  Applicable
                     Rate        -------------------------------       Margin
                                     1- Reserve Requirement

                  "Eurodollar Rate Segment" means a Segment bearing interest or to bear interest at the Eurodollar Rate.

                  "Event of Default" means any of the occurrences set forth as such in Section 11.1.

                  "Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries for any Fiscal Year, the difference of (i) Consolidated EBITDA for such period (including therein any net gain or loss, as applicable, of an extraordinary nature otherwise excluded from the calculation thereof in the definition of "Consolidated Net Income") minus (ii) the sum of (A) the change in Consolidated Working Capital (positive or negative) as at the end of such Fiscal Year; provided the positive change in Consolidated Working Capital shall not exceed $5,000,000 for the Fiscal Year ended December 31, 2001 and thereafter for any Fiscal Year shall not exceed the product of $5,000,000 multiplied times a fraction, the numerator of which is gross sales for such Fiscal Year and the denominator of which is gross sales for the Fiscal Year ended December 31, 2001; plus (B) Capital Expenditures permitted hereunder for such period plus (C) Consolidated Fixed Charges for such period plus (D) the aggregate amount of any optional prepayments made by the Borrower pursuant to Section 2.1(d) hereof during such period plus (E) the amount of all Earnout Payments made during such period plus (F) the amount of all taxes paid in cash during such period.

                  "Excess Cash Flow Prepayment" has the meaning given to such term in Section 2.1(d).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

                  "Existing Credit Agreement" has the meaning given to such term in the recitals hereto.

                  "Facility Guaranty" means, individually or collectively, as the context may require, the Guaranty Agreement dated as of May 31, 2000 by each Domestic Subsidiary (other than the FSC Subsidiary) existing on that date, and each other Guaranty Agreement between one or more Guarantors and the Agent for the benefit of the Agent and the Lenders, delivered as of the Closing Date and otherwise pursuant to
         Section 9.19, as the same may be amended, modified or supplemented.

                  "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility and the Swing Line by payment in full of all Revolving Credit Outstandings, Letter of Credit Outstandings and Swing Line Outstandings, together with all accrued and unpaid interest thereon, except for the undrawn portion of Letters of Credit as have been fully cash collateralized in a manner consistent with the terms of Section 11.1(B), (b) the Borrower shall have paid all Term Loan Outstandings in full, together with all accrued and unpaid interest thereon, (c) all Swap Agreements shall have been terminated, expired or cash collateralized, (d) all Term Loan Commitments, Revolving Credit Commitments, and Letter of Credit Commitments shall have terminated or expired and (e) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement).

                  "FASB 133 Adjustments" means entries on or adjustments to any balance sheet or statement of income in respect of derivatives or hedging instruments as required or permitted by Statement of Financial Accounting Standards No. 133.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

                  "Fiscal Year" means the twelve month fiscal period of the Borrower and its Subsidiaries commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

                  "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

                  "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and its Subsidiaries, taken together as one accounting period.

                  "FSC Subsidiary" means Noble-Met Foreign Sales Corp., a Virgin Islands corporation (and any replacement Subsidiary), formed for the sole purpose of participating in the sales of property by and on behalf of Borrower outside the United States which Subsidiary owns no inventory and retains no cash or cash equivalents other than cash and cash equivalents sufficient to pay expenses associated with maintenance of an office and related personnel engaged to conduct its business in the jurisdiction in which it is domiciled.

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

                  "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Guarantors" means, at any date, the Subsidiaries who are required to be parties to a Facility Guaranty at such date.

                  "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials and lead), the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

                  "Indebtedness" means as to any Person, without duplication,
         (a) all Indebtedness for Money Borrowed of such Person, (b) all Rate Hedging Obligations of such Person, (c) all indebtedness secured by any Lien on any property or asset owned or held by such Person regardless or whether the indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person, and (d) all Contingent Obligations of such Person, including all such items incurred by any partnership or joint venture as to which such Person is liable as a general partner or joint venturer.

                  "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all indebtedness in respect of money borrowed, including without limitation, all obligations under Capital Leases, all Synthetic Lease Obligations, the deferred purchase price of any property or services, the aggregate face amount of all surety bonds, letters of credit, and bankers' acceptances, and (without duplication) all payment and reimbursement obligations in respect thereof whether or not matured, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including reimbursement agreements and conditional sales or similar title retention agreements), including all such items incurred by any partnership or joint venture as to which such Person is liable as a general partner or joint venturer, other than trade payables and accrued expenses incurred in the ordinary course of business.

                  "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary), to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, provided, however; if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

                  "Interest Period" means for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted or Continued and ending (a) during the Syndication Period, one month thereafter, and (b) after the Syndication Period, at the Borrower's option, on the date one, two, three or six months thereafter, as notified to the Agent by the Authorized Representative in accordance with the terms hereof; provided that,

                           (i) if any Interest Period would end on a day which
                  is not a Business Day, such Interest Period shall be extended to the next Business Day (unless, in the case of a Eurodollar Rate Loan, such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business
                  Day); and

                           (ii) any Interest Period for a Eurodollar Rate Loan
                  which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                           (iii) no Interest Period with respect to Term Loan A
                  shall extend beyond the Term Loan A Termination Date, no Interest Period with respect to Term Loan B shall extend beyond the Term Loan B Termination Date, and no Interest Period with respect to any Revolving Loan shall extend beyond the Stated Revolving Credit Termination Date.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the Conversion of any Eurodollar Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit E.

                  "IPO" means the Borrower's initial public offering of equity securities resulting in net proceeds (after related fees, costs and expenses) to the Borrower of at least $[80,000,000].

                  "IPO Adjustments" means those adjustments made in connection with the IPO set forth on Schedule 1.3 hereto.

                  "IPO Documents" means the final registration statement, prospectus and all other documents executed by the Borrower in connection with the IPO.

                  "IP Security Agreement" means, collectively (or individually as the context may indicate), (i) the Intellectual Property Security Agreement dated as of May 31, 2000 by MDMI Holdings, Inc., the Borrower and its Domestic Subsidiaries to the Agent, and (ii) any additional Intellectual Property Security Agreement delivered to the Agent pursuant to Section 9.19, as hereafter modified, amended or supplemented from time to time.

                  "Issuing Bank" means Bank of America as issuer of Letters of Credit under Article III.

                  "KRG Capital Group" means KRG Capital Partners, LLC, a Delaware limited liability company, and its affiliated funds and their respective partners or members.

                  "Lease Assignment" means, collectively (or individually as the context may indicate), (i) each Assignment of Lessee's Interest in Lease dated as of May 31, 2000 by the Borrower and/or certain of its Domestic Subsidiaries to the Agent, and (ii) any additional Assignment of Lessee's Interest in Lease delivered to the Agent pursuant to
         Section 5..5 or Section 9.19, as hereafter modified, amended or supplemented from time to time.

                  "LC Account Agreement" means the LC Account Agreement dated as of May 31, 2000 between the Borrower and the Agent, as amended, modified or supplemented from time to time.

                  "Letter of Credit" means a standby or commercial letter of credit issued by the Issuing Bank pursuant to Article III hereof for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower.

                  "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "Letter of Credit Facility" means the facility described in
         Article III hereof providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment minus outstanding Reimbursement Obligations.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount available to be drawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Loan" or "Loans" means any of the Revolving Loans, the Term Loans and the Swing Line Loans, including any Segment, made under the Revolving Credit Facility or the Term Loan Facilities, respectively.

                  "Loan Documents" means this Agreement, the Assumption Agreement, the Notes, the Security Instruments, the Facility Guaranties, the Reaffirmation Agreement, the LC Account Agreement, the Applications and Agreements for Letter of Credit, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender (including the Issuing Bank) or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

                  "Material Adverse Effect" means a material adverse effect on
         (i) the business, properties, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower and its Subsidiaries taken as a whole to pay or perform its respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof.

                  "Micro-Coax Obligations" means the obligations of UTI under those certain leases related to three (3) locations in Berkshire, England and one location in Lymerick, Pennsylvania, in an aggregate present value amount of up to $3,500,000.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgage Support Documents" means for each Mortgaged Property
         (i) the Title Policy pertaining thereto, (ii) as-built surveys, phase I environmental assessments, flood hazard certifications and appraisals prepared by recognized experts in their respective fields selected by the Borrower and reasonably acceptable to the Agent and containing results satisfactory to the Agent, (iii) as to Mortgaged Property located in a flood hazard area, such flood hazard insurance as the Agent may require, (iv) as to leasehold interests, such lessor estoppel, waiver and consent certificates as the Agent may reasonably require, (v) with respect to facilities leased or subleased to third parties, such lessees' estoppel, waiver and consent certificates and subordination, nondisturbance and attornment agreements as the Agent may reasonably require, (vi) such owner's or lessee's affidavits as the Agent may require, (vii) such opinions of local counsel with respect to the Mortgages or leasehold mortgages, as applicable, as the Agent may require, and (viii) such other documentation as the Agent may reasonably require, in each case as shall be in form and substance reasonably acceptable to the Agent.

                  "Mortgaged Property" means, collectively, (i) the real property, leasehold interests, improvements, fixtures and other items of real and personal property related thereto, including the proceeds and products thereof, of the Borrower and its Domestic Subsidiaries which are subject to a Mortgage on the Closing Date, and (ii) thereafter, any of such property owned or acquired by the Borrower or any Domestic Subsidiary, including any Subsidiary that is or is required to become a Guarantor after the Closing Date pursuant to Section 9.19.

                  "Mortgages" means, collectively, all mortgages (including leasehold mortgages), deeds of trust and deeds to secure debt substantially in the form of Exhibit M granting a Lien on Mortgaged Property to the Agent for the benefit of the Lenders as collateral security for the Obligations, and if applicable, the Guarantor's obligations with respect thereto, as such documents may be amended, supplemented or restated from time to time.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

                  "Net Proceeds" (a) from any public or private offering of any equity security means cash proceeds received by the Borrower or any Subsidiary therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and (b) from any Asset Disposition means cash payments received by the Borrower or any Subsidiary therefrom (including any cash payments received pursuant to any note or other debt security received in connection with any Asset Disposition) as and when received, net of (i) all legal fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith,
         (ii) all taxes required to be paid or accrued as a consequence of such disposition, (iii) all amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed and (iv) all amounts reinvested by the Borrower or a Subsidiary substantially contemporaneously with such disposition (or to be invested within 90 days pursuant to an investment plan approved by the Agent) in replacement assets of substantially equal or greater value and utility.

                  "Non-Equity Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the amount of any cash and fair market value of other property (excluding the unpaid principal amount of any debt instrument) given as consideration, (ii) the payoff or redemption amount of any Indebtedness incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition, (iii) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, (iv) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, and (v) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred.

                  "Notes" means, collectively, the Revolving Notes, the Term Notes and the Swing Line Note.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of Borrower to any Lender (or any affiliate of any Lender) which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or their affiliates (including the Issuing
         Bank), the Agent or BAS hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Operating Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement or other applicable documents relating to the operation, governance or management of such entity.

                  "Organizational Action" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, member or partner action), or other similar official action, as applicable, taken by such entity.

                  "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.

                  "Outstandings" means, collectively, at any date, all Revolving Credit Outstandings, Term Loan Outstandings, Letter of Credit Outstandings and Swing Line Outstandings and on such date.

                  "Participation" means, (i) with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof, and (ii) with respect to any Lender (other than the Swing Line Lender) and a Swing Line Loan, the extension of credit represented by the participation of such Lender hereunder in the liability of the Swing Line Lender in respect of a Swing Line Loan made by the Swing Line Lender in accordance with the terms hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Permitted Liens" has the meaning given to such term in
         Section 10.4.

                  "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Securities Pledge Agreement dated as of May 31, 2000 between the Borrower and the Agent for the benefit of the Agent and the Lenders, (ii) that certain Securities Pledge Agreement dated as of May 31, 2000 among UTI Acquisition Corp., UTI Corporation and the Agent for the benefit of the Lenders, (iii) any additional Securities Pledge Agreement delivered to the Agent pursuant to Section 5.1 and 9.19, and (iv) with respect to any Subsidiary Securities issued by a Direct Foreign Subsidiary, any additional or substitute charge, agreement, document, instrument or conveyance, in form and substance acceptable to the Agent, conferring under applicable foreign law upon the Agent for the benefit of the Agent and the Lenders a Lien upon such Subsidiary Securities as are owned by the Borrower or any Domestic Subsidiary, in each case as hereafter amended, supplemented (including by Pledge Agreement Supplement) or amended and restated from time to time.

                  "Pledge Agreement Supplement" means, with respect to each Pledge Agreement, the Pledge Agreement Supplement in the form affixed as an Exhibit to such Pledge Agreement.

                  "Pledged Interests" means the Borrower's capital stock and the Subsidiary Securities required to be pledged as Collateral pursuant to
         Article V or the terms of any Pledge Agreement.

                  "Pricing Grid" means:

---------------------------------------------------------------------------------------------------------------
                         Applicable                    Applicable
                         Margin for                    Margin for
                         Eurodollar      Applicable    Base Rate
                         Rate Loans      Margin for    Loans that     Applicable
                          that are       Eurodollar       are         Margin for
                          Revolving      Rate Loans    Revolving      Base Rate     Applicable     Applicable
                          Loans, or       that are      Loans or      Loans that      Fee for    Commitment Fee
        Consolidated     Segments of    Segments of   Segments of    are Segments   Letters of    for Revolving
Tier   Leverage Ratio    Term Loan A    Term Loan B   Term Loan A   of Term Loan B    Credit          Loans
---------------------------------------------------------------------------------------------------------------
  I    Less than 1.50       2.00%          2.50%         1.00%          1.50%          2.00%         .375%
---------------------------------------------------------------------------------------------------------------
 II    Greater than         2.25%          2.75%         1.25%          1.75%          2.25%          .50%
       or equal to
       1.50 to 1.00
       and less than
       2.25 to 1.00
---------------------------------------------------------------------------------------------------------------
 III   Greater than         2.50%          3.00%         1.50%          2.00%          2.50%          .50%
       or equal to
       2.25 to 1.00
       and less than
       2.75 to 1.00
---------------------------------------------------------------------------------------------------------------
 IV    Greater than         2.75%          3.25%         1.75%          2.25%          2.75%          .50%
       or equal to
       2.75 to 1.00
---------------------------------------------------------------------------------------------------------------

The Applicable Margin, Applicable Letter of Credit Fee and Applicable Commitment Fee shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin, Applicable Letter of Credit Fee or Applicable Commitment Fee following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to Section 9.1(a)(ii) and Section 9.1(b)(ii), subject to review and approval of such computations by the Agent, and shall be effective commencing on the fifth Business Day following the date such certificate is received until the fifth Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by Section 9.1, then the Applicable Margin, Applicable Letter of Credit Fee and Applicable Commitment Fee shall be Tier IV from the date such certificate was due until the appropriate certificate is so delivered. Subject to the provisions of the immediately preceding sentence, (i) from the Closing Date to the rate change date immediately following the first Determination Date thereafter, the Applicable Margin, Applicable Fee for Letters of Credit and Applicable Commitment Fee be set at Tier ___ and (ii) from the Closing to the date of receipt of the June 30, 2001 compliance certificate of the Borrower, under no circumstances shall the Applicable Margin, Applicable Fee for Letters of Credit and Applicable Commitment Fee be set at Tier I, and the lowest tier available to the Borrower being Tier II during such period.

                  "Prime Rate" means the per annum rate of interest established from time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

                  "Principal Office" means the principal office of Bank of America, presently located at 101 North Tryon Street, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate.

                  "Rate Hedging Obligations" means, without duplication, any and all obligations of the Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; (ii) all other "derivative instruments" as defined in FASB 133 and which are subject to the reporting requirements of FASB 133; and (iii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing. For purposes of any computation hereunder, each Rate Hedging Obligation shall be valued at the Rate Hedge Value thereof.

                  "Rate Hedge Value" means, with respect to each contract, instrument or other arrangement creating a Rate Hedging Obligation, the net obligations of the Borrower or any Subsidiary thereunder equal to the termination value thereof as determined in accordance with its provisions (if such Rate Hedging Obligation has been terminated) or the mark to market value thereof as determined on the basis of available quotations from any recognized dealer in, or from Bloomberg or other similar service providing market quotations for, the applicable Rate Hedging Obligation (if such Rate Hedging Obligation has not been terminated).

                  "Reaffirmation Agreement" means that certain Reaffirmation Agreement dated as of the Closing Date by each Guarantor in favor of the Agent and the Lenders.

                  "Registrar" means, with respect to any Subsidiary Securities, any Person authorized or obligated to maintain records of the registration of ownership or transfer of ownership of interests in such Subsidiary Securities, and in the event no such Person shall have been expressly designated by the related Subsidiary, shall mean (i) as to any corporation or limited liability company, its Secretary (or comparable official), and (ii) as to any partnership, its general partner (or managing general partner if one shall have been appointed).

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 2.2(c)(iii)) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating more than 50% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to the sum of its Revolving Credit Commitment and Applicable Commitment Percentage of Term Loan Outstandings, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the amount of such Lender's Applicable Commitment Percentage of Term Loan Outstandings plus (ii) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus (iii) the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings and Swing Line Outstandings; provided that, for the purpose of this definition only,
         (A) if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance, then the Term Loan Commitments or Revolving Credit Commitment, as applicable, of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, (B) if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation (whether by funding its Participation therein or otherwise), such Lender's Credit Exposure attributable to all Letter of Credit Outstandings shall be deemed to be held by the Issuing Bank until such Lender shall pay such deficiency amount to the Issuing Bank together with interest thereon as provided in Section 4.9 and (C) if any Lender shall have failed to pay to the Swing Line Lender on demand its Applicable Commitment Percentage of any Swing Line Loan (whether by funding its Participation therein or otherwise), such Lender's Credit Exposure attributable to all Swing Line Outstandings shall be deemed to be held by the Swing Line Lender until such Lender shall pay such deficiency amount to the Swing Line Lender together with interest thereon as provided in Section 4.9.

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or securities of Borrower or any Subsidiary Securities of its Subsidiaries (other than those payable or distributable solely to the Borrower or a Subsidiary of the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock or securities to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or securities of Borrower or any Subsidiary Securities of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any Subsidiary Securities of its Subsidiaries now or hereafter outstanding; and (d) any issuance and sale of Subsidiary Securities of any Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving Credit Facility" means the facility described in
         Section 2.2 hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

                  "Revolving Credit Termination Date" means (i) the Stated Revolving Credit Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 11.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, Swing Line Outstandings and Letter of Credit Outstandings and cancellation of all Letters of Credit, together with all accrued and unpaid interest thereon.

                  "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Section 2.2.

                  "Revolving Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in

         Section 2.5 substantially in the form of Exhibit F-1, with appropriate insertions as to amounts, dates and names of Lenders.

                  "S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc..

                  "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Security Agreement dated as of May 31, 2000 by MDMI Holdings, Inc., the Borrower and its Domestic Subsidiaries (other than the FSC Subsidiary) to the Agent, and (ii) any additional Security Agreement delivered to the Agent pursuant to
         Section 9.19, as hereafter modified, amended or supplemented from time to time.

                  "Security Instruments" means, collectively, the Pledge Agreement, the Security Agreement, the IP Security Agreement, the Mortgages, the Mortgage Support Documents, and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary shall grant or convey to the Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.

                  "Segment" means a portion of either of the Term Loans (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (a) the fair value of its assets (both at fair
                  valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                           (b) it is then able and expects to be able to pay its
                  debts as they mature; and

                           (c) it has capital sufficient to carry on its
                  business as conducted and as proposed to be conducted.

                  "Spot Rate of Exchange" means, in determining the foreign currency equivalent amount as of any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of such foreign currency with Dollars at approximately 10:00 A.M. on such date.

                  "Stated Revolving Credit Termination Date" means [____________], 2006, or such later date as the parties may agree pursuant to Section 2.2(f).

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding Voting Securities or more than 50% of all equity interests is owned directly or indirectly by the Borrower.

                  "Subsidiary Securities" means the shares of capital stock or the other equity interests issued by or equity participations in any Subsidiary, whether or not constituting a "security" under Article 8 of the Uniform Commercial Code as in effect in any jurisdiction.

                  "Swap Agreement" means one or more agreements between the Borrower and any Person with respect to Indebtedness evidenced by any or all of the Notes, on terms mutually acceptable to Borrower and such Person and approved by the Required Lenders, which agreements create Rate Hedging Obligations; provided, however, that no such approval of the Lenders shall be required to the extent such agreements are entered into between the Borrower and any Lender or any affiliate of any Lender.

                  "Swing Line" means the revolving line of credit established by the Swing Line Lender in favor of the Borrower pursuant to Section 2.6.

                  "Swing Line Lender" means Bank of America as provider of Swing Line Loans under Section 2.6.

                  "Swing Line Loans" means loans made by the Swing Line Lender to the Borrower pursuant to Section 2.6.

                  "Swing Line Note" means the promissory note of the Borrower evidencing the Swing Line executed and delivered to the Swing Line Lender as provided in Section 2.5 substantially in the form of Exhibit F-4.

                  "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

                  "Synthetic Lease Obligations" means all monetary obligations of a lessee under any tax retention or other synthetic leases which is treated as an operating lease under GAAP but the liabilities under which are or would be characterized as indebtedness of such Person for tax purposes or upon the insolvency of such Person. The amount of Synthetic Lease Obligations in respect of any synthetic lease at any date of determination thereof shall be equal to the aggregate purchase price of any property subject to such lease less the aggregate amount of payments of rent theretofore made which reduce the lessee's obligations under such synthetic lease and which are not the financial equivalent.

                  "Term Loans" means each of the Term Loan A and Term Loan B, as the case may be.

                  "Term Loan A" means the loan made pursuant to the Term Loan A Facility.

                  "Term Loan A Commitment" means, with respect to each Lender, the obligation of a Term Loan A Lender to make available the Term Loan A to the Borrower in a principal amount equal to such Term Loan A Lender's Applicable Commitment Percentage of the Total Term Loan A Commitment, as set forth in Exhibit A hereto.

                  "Term Loan A Facility" means the facility described in Section
         2.1 hereof providing for a Term Loan to the Borrower by the Lenders in an aggregate principal amount of $35,000,000.

                  "Term Loan A Maturity Date" means February 2, 2006.

                  "Term Loan A Outstandings" means, as of any date of calculation thereof, the principal amount of Term Loan A then outstanding.

                  "Term Loan A Termination Date" means (i) the Term Loan A Maturity Date or (ii) such earlier date of termination of a Term Loan A Lenders' obligations pursuant to Section 11.1 hereof upon the occurrence of an Event of Default or (iii) such date as the Borrower may voluntarily and permanently terminate the applicable Term Loan A Facility by payment in full of all Obligations incurred in connection with such Term Loan A.

                  "Term Loan B" means the loan made pursuant to the Term Loan B Facility.

                  "Term Loan B Commitment" means, with respect to each Lender, the obligation of a Term Loan B Lender to make available the Term Loan B to the Borrower in a principal amount equal to such Term Loan B Lender's Applicable Commitment Percentage of the Total Term Loan B Commitment, as set forth in Exhibit A hereto.

                  "Term Loan B Facility" means the facility described in Section
         2.1 hereof providing for the Term Loan to the Borrower in an aggregate principal amount of $30,000,000.

                  "Term Loan B Maturity Date" means February 2, 2007.

                  "Term Loan B Outstandings" means, as of any date of calculation thereof, the principal amount of Term Loan B then outstanding.

                  "Term Loan B Termination Date" means (i) the Term Loan B Maturity Date or (ii) such earlier date of termination of a Term Loan B Lender's obligations pursuant to Section 11.1 hereof upon the occurrence of an Event of Default or (iii) such date as the Borrower may voluntarily and permanently terminate the applicable Term Loan B Facility by payment in full of all Obligations incurred in connection with such Term Loan B.

                  "Term Loan Commitments" means each lender's Term Loan A Commitment and Term Loan B Commitment.

                  "Term Loan Facilities" means the Term Loan A Facility and the Term Loan B Facility.

                  "Term Loan Outstandings" means the sum of all Term Loan A Outstandings and all Term Loan B Outstandings.

                  "Term Loan Termination Date" means the date upon which each of the Term Loan A Termination Date and the Term Loan B Termination shall have occurred.

                  "Term Notes" means, collectively, the Term A Notes and the Term B Notes.

                  "Term A Notes" means, collectively, the promissory notes of the Borrower evidencing Term Loan A executed and delivered to the Term Loan A Lenders as provided in Section 2.5 hereof substantially in the form of Exhibit F-2 hereto, with appropriate insertions as to amounts, dates and names of Term Loan A Lenders.

                  "Term B Notes" means, collectively, the promissory notes of the Borrower evidencing Term Loan B executed and delivered to the Term Loan B Lenders as provided in Section 2.5 hereof substantially in the form of Exhibit F-3 hereto, with appropriate insertions as to amounts, dates and names of Term Loan B Lenders.

                  "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or
         (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4062(e) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
         Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA; or (x) any event or condition with respect to any Employee Benefit Plan which is regulated by any Foreign Benefit Law that results in the termination of such Employee Benefit Plan or the revocation of such Employee Benefit Plan's authority to operate under the applicable Foreign Benefit Law.

                  "Title Policy" means, with respect to each Mortgaged Property, the mortgagee title insurance policy (together with such endorsements as the Agent may reasonably require) issued to the Agent in respect of such Mortgaged Property by an insurer selected by the Borrower and reasonably acceptable to the Agent, insuring (in an amount satisfactory to the Agent) the Lien of the Agent for the benefit of the Lenders on such Mortgaged Property to be duly perfected and of first priority, subject only to such exceptions as shall be acceptable to the Agent.

                  "Total Letter of Credit Commitment" means an amount not to exceed $5,000,000.

                  "Total Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): the Non-Equity Cost of Acquisition plus the value of the capital stock, warrants or options to acquire capital stock of Borrower or any Subsidiary to be transferred in connection therewith. For purposes of determining the Total Cost of Acquisition for any transaction, (A) the capital stock of the Borrower, and the capital stock of any Subsidiary whose shares are designated as national market system securities by the National Association of Securities Dealers, Inc. ("NASDAQ") or are listed on a national securities exchange, shall be valued at the [weighted] average closing price reported on the NASDAQ system or such other national securities exchange over a period of thirty days prior to the date of announcement of such Acquisition, and (B) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Total Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

                  "Total Revolving Credit Commitment" means an aggregate principal amount equal to $35,000,000, as reduced from time to time in accordance with Section 2.2(e).

                  "Total Term Loan A Commitment" means an aggregate principal amount equal to $35,000,000.

                  "Total Term Loan B Commitment" means an aggregate principal amount equal to $30,000,000.

                  "Total Term Loan Commitment" means the Total Term Loan A Commitment and the Total Term Loan B Commitment.

                  "Type" shall mean any type of Loan (i.e., a Base Rate Loan or a Eurodollar Rate Loan).

                  "UCC" has the meaning given to such term in Section 1.2(b).

                  "UTI Acquisition" means the acquisition of all of the capital stock of UTI by UTI Acquisition Corp. pursuant to the UTI Acquisition Documents.

                  "UTI Acquisition Documents" means that certain Share Purchase Agreement dated as of May 31, 2000 by and between the UTI Acquisition Corp., UTI and the Seller, together with other principal documents evidencing the UTI Acquisition, all in form and substance acceptable to the Agent.

                  "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         1.3      Rules of Interpretation.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

                  (b) Each term defined in Articles 1, 8 or 9 of the New York Uniform Commercial Code (the "UCC") shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                  (d) Except as otherwise expressly provided, references in any Loan Document to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to such Loan Document.

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                  (f) When used herein or in any other Loan Document, words such as "hereunder," "hereto," "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (g) References to "including" means including without limiting the generality of any description preceding such term, and such term shall not limit a general statement to matters similar to those specifically mentioned.

                  (h) Except as otherwise expressly provided, all dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                  (i) Whenever interest rates or fees are established in whole or in part by reference to a numerical percentage expressed as "___%," such arithmetic expression shall be interpreted in accordance with the convention that 1% = 100 basis points.

                  (j) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

                  (k) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                  (l) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

         1.4      Accounting for Acquisitions.

         With respect to any Acquisition consummated prior to the Facility Termination Date, the following shall apply:

                  (a) With respect to the UTI Acquisition and the ATM Acquisition, for each of the four Four-Quarter Periods ending next following the date of each such Acquisition, Consolidated EBITDA of the Borrower shall be deemed to refer to Adjusted Consolidated EBITDA for all purposes hereunder;

                  (b) As to each Acquisition for each of the four Four-Quarter Periods ending next following the date of such Acquisition, Consolidated EBITDA shall include the results of operations of the Person or assets so acquired on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests," and which amounts may include such adjustments as are permitted under Regulation S-X of the Securities and Exchange Commission or reasonably satisfactory to the Agent, all such pro forma results of operations and adjustments for such four Four Quarter Periods being set forth on a certificate of the Borrower, in the form of Exhibit M hereto, delivered on or prior to the date of such Acquisition and approved by the Agent and the Lenders in their sole discretion;

                  (c) For each of the four Four-Quarter Periods ending next following the date of each Acquisition, Consolidated Fixed Charges shall include the results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests;" provided, however, Consolidated Interest Expense shall be adjusted on a historical pro forma basis to (i) eliminate interest expense accrued during such period on any Indebtedness repaid in connection with such Acquisition and (ii) include interest expense on any Indebtedness (including Indebtedness hereunder) incurred, acquired or assumed in connection with such Acquisition ("Incremental Debt") calculated (x) as if all such Incremental Debt had been incurred as of the first day of such Four-Quarter Period and (y) at the following interest rates: (I) for all periods subsequent to the date of the Acquisition and for Incremental Debt assumed or acquired in the Acquisition and in effect prior to the date of Acquisition, at the actual rates of interest applicable thereto, and (II) for all periods prior to the actual incurrence of such Incremental Debt, equal to the average daily rate of interest actually applicable to such Incremental Debt hereunder or under other financing documents applicable thereto as at the end of each affected Four-Quarter Period, as the case may be.

         1.5 Accounting for Derivatives. In making any computation or determining any amount by reference to any item appearing on the balance sheet or other financial statement of the Borrower and its Subsidiaries, all adjustments to such computation or amount resulting from the application of FASB 133 shall be disregarded.

                                   ARTICLE II

                              The Credit Facilities

2.1      Term Loans.

     (a) Funding. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make an Advance of the Term Loan A and Term Loan B to the Borrower on the Closing Date on a pro rata basis determined by its Applicable Commitment Percentage up to the Term Loan A Commitment and Term Loan B Commitment of such Lender. The principal amount of each Segment of the Term Loans outstanding hereunder from time to time shall bear interest and the Term Loans shall be repayable as herein provided. No amount of the Term Loans repaid or prepaid by the Borrower may be reborrowed hereunder, and no subsequent Advances of Term Loans amounts shall be made by any Lender after the initial such Advance.

     (b) Term Loan Advance. Not later than 1:00 P.M., on the Closing Date, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Term Loan A and Term Loan B Advance to be made by it on such day available by wire transfer to the Agent in the amount of its Term Loan A Commitment and Term Loan B Commitment. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of immediately available, freely transferable Dollars. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed by the Authorized Representative and reasonably acceptable to the Agent.

     (c) Payment of Principal.

          (i) The principal amount of Term Loan A shall be repaid in twenty (20) consecutive quarterly installments on the dates and in the amounts set forth below:

               Date                          Amount
           -----------                    ----------
          June 30, 2001                   $1,250,000
          September 30, 2001              $1,250,000
          December 31, 2001               $1,250,000
          March 31, 2002                  $1,250,000
          June 30, 2002                   $1,500,000
          September 30, 2002              $1,500,000
          December 31, 2002               $1,500,000
          March 31, 2003                  $1,500,000
          June 30, 2003                   $1,750,000
          September 30, 2003              $1,750,000


                           December 31, 2003                                    $1,750,000
                           March 31, 2004                                       $1,750,000
                           June 30, 2004                                        $2,000,000
                           September 30, 2004                                   $2,000,000
                           December 31, 2004                                    $2,000,000
                           March 31, 2005                                       $2,000,000
                           June 30, 2005                                        $2,250,000
                           September 30, 2005                                   $2,250,000
                           December 31, 2005                                    $2,250,000
                           [_________], 2006                                    All remaining
                                                                                principal outstanding

                           (ii) The principal amount of Term Loan B shall be
                  repaid in twenty-four (24) installments consisting of twenty
                  (20) consecutive quarterly installments in the amount of $75,000 commencing June 30, 2001 and continuing on the last day of each September, December, March and June thereafter, followed by three (3) consecutive quarterly installments in the amount of $7,125,000 on June 30, 2006, September 30, 2006 and December 31, 2006, with a final twenty fourth (24) installment in the amount of all remaining principal outstanding on ____________, 2007.

                           (iii) Notwithstanding the foregoing, the entire
                  amount of Term Loan A Outstandings shall be due and payable in full on the Term Loan A Termination Date and the entire principal amount of Term Loan B shall be due and payable in full on the Term Loan B Termination Date.

                  (d) Optional Prepayments. The Borrower may prepay the Term Loans in whole or in part from time to time on any Business Day, without penalty or premium, upon at least three (3) Business Days' telephonic notice from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M., which notice shall be irrevocable. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not affect the validity of such telephonic notice. Any prepayment, whether of a Base Rate Segment or a Eurodollar Rate Segment, shall be made at a prepayment price equal to
         (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest on the amount so prepaid, to the date of prepayment. All prepayments under this Section 2.1(d) shall be made in the minimum principal amount of $1,000,000 or any integral multiple of $250,000 in excess thereof (or in the entire remaining principal balance of the applicable Term Loan), and all such prepayments of principal shall be applied pro rata to the Term Loans and to installments of principal in inverse order of their maturities.

                  (e) Mandatory Prepayments. In addition to the required payments of principal of the Term Loan set forth in Section 2.1(c) and any optional payments of principal of the Term Loan effected under
         Section 2.1(d), the Borrower shall make the following required prepayments of the Term Loan, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below:

                           (i) The Borrower shall make, or shall cause each
                  applicable Subsidiary to make, a prepayment from the proceeds of (A) each private or public offering of equity securities of the Borrower or any Subsidiary (other than equity issued in connection with the IPO or any Acquisition permitted hereunder and equity securities issued to the Borrower or another Subsidiary) in an amount equal to fifty percent (50%) of the Net Proceeds of each issuance of equity securities of the Borrower or any Subsidiary (including without limitation any security not constituting Indebtedness exchangeable, exercisable or convertible for or into equity securities), and
                  (B) each Asset Disposition permitted under Section 10.6(g) in an amount equal to one hundred percent (100%) of the Net Proceeds of such Asset Disposition, each such prepayment to be made within ten (10) Business Days of receipt of such proceeds and upon not less than five (5) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of such prepayment;

                           (ii) The Borrower shall make, or shall cause each
                  applicable Subsidiary to make, an annual prepayment in an amount equal to fifty percent (50%) of Excess Cash Flow as at the end of each Fiscal Year of Borrower, each such prepayment to be made on the date financial statements of the Borrower and its Subsidiaries for such Fiscal Year are required to be delivered (or if earlier, the date such financial statements are delivered) pursuant to Section 9.1, which payment shall be accompanied by a certificate of an Authorized Representative (which may be incorporated within the certificate regarding compliance with certain covenants otherwise required to be delivered under Section 9.1) setting forth in reasonable detail the calculations utilized in computing Excess Cash Flow and the amount of such prepayment; provided, however, that the annual prepayment from Excess Cash Flow described herein shall not be due for any Fiscal Year for which the Consolidated Leverage Ratio as of the end of such Fiscal Year (as set forth in such financial statements) is 1.50 to 1.00 or less.

         All mandatory prepayments made pursuant to this Section 2.1(e) shall be applied pro rata to the Term Loans and ratably to all installments of principal (as adjusted to give effect to any prior payments or prepayments of principal). If all Term Loan Outstandings have been paid in full, the mandatory prepayments required hereunder shall be applied to reduce Revolving Credit Outstandings (but not the Total Revolving Credit Commitment except with respect to prepayments made pursuant to subsection 2.1(e)(i)(B)), if any.

         2.2      Revolving Loans.

                  (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination

         Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date.

                   (b) Amounts. The amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed at any time the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Advance under the Revolving Credit Facility, other than Base Rate Refunding Loans, shall be in an amount of at least $500,000, and, if greater than $500,000, an integral multiple of $250,000.

                  (c)      Advances.

                           (i) An Authorized Representative shall give the Agent
                  (1) irrevocable telephonic notice of each Eurodollar Rate Loan (whether representing an additional borrowing or the Continuation of a borrowing hereunder or the Conversion of a borrowing hereunder from a Base Rate Loan to a Eurodollar Rate
                  Loan) prior to 10:30 A.M. on a day at least three (3) Business Days' prior to the date of such proposed Eurodollar Rate Loan and (2) irrevocable telephonic notice of each Base Rate Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.2(c)(iii) and whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 10:30 A.M. on the day of such proposed Revolving Loan. Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the borrowing, the type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

                           (ii) Not later than 2:00 P.M. on the date specified
                  for each borrowing under this Section 2.2, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

                           (iii) Notwithstanding the foregoing, if a drawing is
                  made under any Letter of Credit, such drawing is honored by the Issuing Bank, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing from other funds available to the Borrower, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan to the Agent at its Principal Office by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) at its Principal Office in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall either make a Base Rate Refunding Loan or fund the purchase of its Participation as specified above in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day.

                  If such notice to the Lenders is given by the Agent after 12:00 noon on any Business Day, each Lender shall either make such Base Rate Refunding Loan or fund such purchase before 12:00 noon on the next following Business Day.

                  (d) Repayment of Revolving Loans The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Revolving Loan may be prepaid in whole or in part on any Business Day, upon (A) at least three (3) Business Days' irrevocable telephonic notice in the case of each Revolving Loan that is a Eurodollar Rate Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. and (B) irrevocable telephonic notice in the case of each Revolving Loan that is a Base Rate Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. on the day of such proposed repayment. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not effect the validity of such telephonic notice. All prepayments of Revolving Loans made by the Borrower shall be in the amount of $1,000,000 or such greater amount which is an integral multiple of $250,000, or the amount equal to all Revolving Credit Outstandings, or such other amount as necessary to comply with Section 2.2(b).

                  (e) Reductions. The Total Revolving Credit Commitment will be automatically reduced by $5,000,000 on each of [_________], 2003 and [_________], 2004. In addition, the Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three
         (3) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $1,000,000 or such greater amount which is in an integral multiple of $250,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans or Swing Line Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings exceeds the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

         2.3      Use of Proceeds.

                  (a) The proceeds of the Term Loans shall be used by the Borrower exclusively (i) to refinance certain existing Indebtedness of the Borrower and its Subsidiaries; and (ii) to pay fees and expenses incurred in connection with the IPO and the other transactions contemplated hereunder.

                  (b) The proceeds of the Loans made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower for general working capital needs and other corporate purposes of the Borrower and its Subsidiaries, including the making of Acquisitions, Capital Expenditures and, subject to the provisions set forth below, funding Earnout Payments permitted hereunder. Proceeds of the Revolving Credit Facility may be used to fund Earnout Payments only if (i) the Borrower has not less than $7,500,000 in availability under the Revolving Credit Facility (calculated by reference to the most recently delivered Borrowing Base Certificate) immediately after such Advance; and (ii) no Default or Event of Default shall have occurred and be continuing, including compliance with Section 10.1, prior to and after giving pro forma effect to such Advance.

         2.4      Notes.

                  (a) Revolving Notes. Revolving Loans made by each Lender shall be evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

                  (b) Term Notes. The portion of the Term Loans made by each Lender shall be evidenced by a Term A Note and a Term B Note, each payable to the order of such Lender in the respective amount of its Term A Loan Commitment and Term B Loan Commitment, respectively, which Term Notes shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

                  (c) Swing Line Note. The Swing Line Outstandings shall be evidenced by a separate Swing Line Note payable to the order of the Swing Line Lender in the amount of the Swing Line, which Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Borrower.

         2.5      Swing Line.

                  (a) Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, the Swing Line Lender shall make available Swing Line Loans to the Borrower prior to the Revolving Credit Termination Date. The Swing Line Lender shall not be obligated to make any Swing Line Loan pursuant hereto (i) if to the actual knowledge of the Swing Line Lender the Borrower is not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $5,000,000, or (iii) if after giving effect to such Swing Line Loan, the sum of the Swing Line Outstandings, Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment. The Company may, subject to the conditions set forth in the preceding sentence, borrow, repay and reborrow under this Section 2.6. Unless notified to the contrary by the Swing Line Lender, borrowings under the Swing Line shall be made in the minimum amount of $250,000 or, if greater, in amounts which are integral multiples of $100,000, or in the amount necessary to effect a Base Rate Refunding Loan, upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to the Swing Line Lender not later than 12:30 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of Exhibit D-2, with appropriate insertions. Unless notified to the contrary by the Swing Line Lender, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000 or the aggregate amount of all Swing Line Outstandings.

                  (b) The interest payable on Swing Line Loans is solely for the account of the Swing Line Lender. Swing Line Loans shall bear interest solely at the Base Rate. Swing Line Loans shall accrue interest and shall be payable on the dates and in the manner provided in Sections
         4.3 with respect to interest on Base Rate Loans.

                  (c) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from the Swing Line Lender a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by the Swing Line Lender, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of the Swing Line Lender of the purchase price of its Participation shall when made be deemed to be (i) provided that the conditions to making Revolving Loans shall be satisfied, a Base Rate Refunding Loan under Section 2.2, and (ii) in all other cases, the funding by each Lender of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to the Swing Line Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

         The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to Section 2.2 in an amount sufficient to repay Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Advance to the Swing Line Lender the amount necessary to repay such Swing Line Outstandings (which the Swing Line Lender shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to Section 2.2(c)(ii). The proceeds of such Advances shall be paid to the Swing Line Lender for application to the Swing Line Outstandings and the Lenders shall then be deemed to have made Loans in the amount of such Advances. The Swing Line shall continue in effect until the Revolving Credit Termination Date, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

                                   ARTICLE III

                                Letters of Credit

         3.1 Letters of Credit. The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; provided, that (i) the Issuing Bank shall not be obligated to issue (or renew) any Letter of Credit if it has been notified by the Agent or has actual knowledge that a Default or Event of Default has occurred and is continuing,
(ii) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment and (iii) no Letter of Credit shall be issued (or renewed) if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall exceed the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of one year after the date of its issuance or the seventh Business Day prior to the Stated Revolver Termination Date.

         3.2      Reimbursement and Participations.

                  (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by
         Section 2.2 and Swing Line Loans if permitted by Section 2.5) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by
         Section 2.2(c)(iii) and Section 2.5, amounts shall be paid pursuant to Advances under the Revolving Credit Facility or, if the Borrower shall elect, by Swing Line Loans. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Default Rate.

                  (b) In accordance with the provisions of Section 2.2(c), the Issuing Bank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

                  (c) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment

         Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under Section 3.2(a), each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit in the manner and with the effect provided in Section 2.2(c)(iii).

                  (d) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to Section 2.2(c)(iii)(B), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. Each Lender's obligation to make payment to the Agent for the account of the Issuing Bank pursuant to Section 2.2(c)(iii) and Section 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by the Issuing Bank from the Borrower, the Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (e) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

                  (f) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article VII, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 or, if the Issuing Bank shall elect by express reference in an affected Letter of Credit, the International Chamber of Commerce International Standby Practices commonly referred to as "ISP98," or any subsequent amendment or revision of either thereof.

                  (g) The Borrower agrees that the Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (h) Without limiting the generality of the provisions of
         Section 13.9, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or (ii) caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 3.2(h) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date, the Facility Termination Date and expiration or termination of this Agreement.

                  (i) Without limiting Borrower's rights as set forth in Section 3.2(h), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Application and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                           (i) any lack of validity or enforceability of the
                  Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                           (ii) any amendment or waiver of or any consent to or
                  departure from all or any of the Related LC Documents;

                           (iii) the existence of any claim, setoff, defense
                  (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                           (iv) any breach of contract or other dispute between
                  the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

                           (v) any draft, statement or any other document
                  presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

                           (vi) the existence, character, quality, quantity,
                  condition, value, or delivery (including the time, place, manner or order thereof) of property described or purportedly described in documents presented in connection with any Letter of Credit or the existence, nature or extent of any insurance related thereto;

                           (vii) any delay, extension of time, renewal,
                  compromise or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                           (viii) any other circumstance or happening whatsoever
                  where the Issuing Bank has acted in good faith, whether or not similar to any of the foregoing.

                                   ARTICLE IV

                Eurodollar Funding, Fees, and Payment Conventions

         4.1 Interest Rate Options. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the option to elect the Type of Loan and the duration of the initial and any subsequent Interest Periods and to Convert Revolving Loans and Segments of the Term Loans in accordance with Sections 2.2(c)(i) and 4.2, as applicable; provided, however, (a) there shall not be outstanding at any one time Eurodollar Rate Loans having more than four (4) different Interest Periods, (b) each Eurodollar Rate Loan (including each Conversion into and each Continuation as a Eurodollar Rate Loan) shall be in an amount of $1,000,000 or, if greater than $1,000,000, an integral multiple of $250,000, (c) no Eurodollar Rate Segment with respect to Term Loan A shall have an Interest Period that extends beyond the Term Loan A Termination Date, no Eurodollar Rate Segment with respect to Term Loan B shall have an Interest Period that extends beyond the Term Loan B Termination Date, and no Eurodollar Rate Loan with respect to the Revolving Loan shall have an Interest Period that extends beyond the Stated Revolving Credit Termination Date. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by Sections 2.2(c)(i) or 4.2, as applicable, the Borrower shall be deemed to have elected to obtain or Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Agent in accordance with Section 4.2. The Borrower shall not be entitled to request or elect to Continue any Loan as a Eurodollar Rate Loan, or Convert any Loan into a Eurodollar Rate Loan, if a Default or Event of Default shall have occurred and be continuing.

         4.2 Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth in the definition of "Interest Period" and in
Section 4.1 and Article VI, the Borrower may:

                  (a) upon delivery of telephonic notice to the Agent (which shall be irrevocable) on or before 10:30 A.M. on any Business Day, Convert any Eurodollar Rate Loan to a Base Rate Loan on the last day of the Interest Period for such Eurodollar Rate Loan; and

                  (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery of telephonic notice to the Agent (which shall be irrevocable on or before 10:30 A.M. three (3) Business Days' prior to the date of such Conversion or Continuation:

                           (i) elect a subsequent Interest Period for any
                  Eurodollar Rate Loan to begin on the last day of the then current Interest Period for such Eurodollar Rate Loan; or

                           (ii) Convert any Base Rate Loan to a Eurodollar Rate
                  Loan on any Business Day.

         Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the Eurodollar Rate Loan affected, the type of Loan (Revolving Loan or Segment of the Term Loan) affected, and, if a Continuation as or Conversion into a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 3:00 P.M. on the same day as the Agent's receipt of such notice. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         4.3 Payment of Interest. The Borrower shall pay interest on the outstanding and unpaid principal amount of each Segment of the Term Loans and on each Revolving Loan, commencing on the first date of such Segment or Revolving Loan until such Segment or Revolving Loan, as the case may be, shall be repaid, at the applicable Base Rate or Eurodollar Rate as designated by the Borrower in the related Borrowing Notice or Interest Rate Selection Notice or as otherwise provided hereunder. Interest on each Segment and on each Revolving Loan shall be paid on the earlier of (a) in the case of any Base Rate Loan, quarterly in arrears of the last Business Day of each September, December, March and June, commencing on March 30, 2001, until, as to any Base Rate Segment, the Term Loan A Termination Date or the Term Loan B Termination Date, as applicable, and as to any other Base Rate Loans, the Revolving Credit Termination Date, at which date as applicable the entire principal amount of and all accrued interest on the Term Loans and the Revolving Loans, respectively, shall be paid in full, (b) in the case of any Eurodollar Rate Loan, on the last day of the applicable Interest Period for such Eurodollar Rate Loan and if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (c) upon payment in full of the related Term Loan (or Segment thereof) or the related Revolving Loan; provided, however, that if any Event of Default shall occur and be continuing, all amounts outstanding hereunder shall bear interest thereafter until paid in full at the Default Rate.

         4.4 Prepayments of Eurodollar Rate Loans. Whenever any payment of principal shall be made in respect of any Loan hereunder, whether at maturity, on acceleration, by optional or mandatory prepayment or as otherwise required or permitted hereunder, with the effect that any Eurodollar Rate Loan shall be prepaid in whole or in part prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan, such payment of principal shall be accompanied by the additional payment, if any, required by Section 6.5.

         4.5      Manner of Payment.

                  (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid by or on behalf of the Borrower to the Lenders, the Issuing Bank, the Agent, the Swing Line Lender with respect to any Loan, Letter of Credit, Reimbursement Obligation or Swing Line Loan, shall be made to the Agent at the Principal Office in Dollars in immediately available funds without condition or deduction for any setoff, recoupment, deduction or counterclaim on or before 12:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of such payment from any one or more ordinary deposit accounts of the Borrower with the Agent.

                  (b) Any payment made by or on behalf of the Borrower that is not made both in Dollars, in immediately available funds and prior to 12:30 P.M. on the date such payment is to be made shall constitute a non-conforming payment. Any such non-conforming payment shall not be deemed to be received until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default as otherwise provided herein. Interest shall continue to accrue at the Default Rate on any principal or fees as to which no payment or a non-conforming payment is made from the date such amount was due and payable until the later of (i) the date such funds become available funds or (ii) the next Business Day.

                  (c) In the event that any payment hereunder or under any of the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under the definition of "Interest Period"; provided, however, that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended (i) for any Term Loan, beyond the Term Loan A Termination Date or Term Loan B Termination Date, as applicable, and (ii) for any Revolving Loan, beyond the Revolving Credit Termination Date.

         4.6      Fees.

                  (a) Commitment Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a commitment fee equal to the Applicable Commitment Fee multiplied by the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of (i) Revolving Credit Outstandings (without giving effect to Swing Line Outstandings except in the case of the Swing Line Lender) plus
         (ii) Letter of Credit Outstandings. Such fees shall be due in arrears on the last Business Day of each September, December, March and June commencing March 30, 2001 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive, and the Borrower shall not be required to make, payment of the pro rata share of such fee until such Lender shall make available such portion.

                  (b) Letter of Credit Facility Fees. The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at the rate set forth in the Pricing Grid as the "Applicable Fee for Letters of Credit". Such fees shall be due and payable with respect to each Letter of Credit quarterly in arrears on the last day of each September, December, March and June, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit.

                  (c) Letter of Credit Fronting and Administrative Fees. The Borrower shall pay to the Issuing Bank a fronting fee of one quarter percent per annum (.25%) on the aggregate amount available to be drawn on each outstanding Letter of Credit, such fee to be due and payable quarterly in arrears with respect to each Letter of Credit on the dates established in Section 4.6(b) for the payment of Letter of Credit facility fees. The Borrower shall also pay to the Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                  (d) Agent Fees. The Borrower agrees to pay to the Agent, for the Agent's individual account, an annual Agent's fee, such fee to be payable in such amounts and at such dates as from time to time agreed to by the Borrower and Agent in writing.

         4.7 Pro Rata Payments. Except as otherwise specified herein, (a) each payment on account of the principal of and interest on (i) the Revolving Loans,
(ii) the Term Loans, (iii) the fees described in Section 4.6(a) and (b), and
(iv) the Swing Line Loans, and Reimbursement Obligations as to which the Lenders have funded their respective Participations which remain outstanding, shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, and (b) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         4.8 Computation of Rates and Fees. Except as may be otherwise expressly provided, (i) the Prime Rate shall be computed on the basis of a year of 365/366 days calculated for the actual number of days elapsed and (ii) all other interest rates (including the Eurodollar Rate and the Default Rate) and fees shall be computed on the basis of a year of 360 days and calculated for actual days elapsed.

         4.9 Deficiency Advances; Failure to Purchase Participations. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan or Advance hereunder or to fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment, Term Loan Commitment or Letter of Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing or the provisions of Section 4.10, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable
Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such Advance under its Note; provided that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance (together with interest thereon as provided in clause (ii)) shall be paid by such Lender and (ii) upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by a Borrower on each Loan comprising the deficiency advance at the Federal Funds Rate, then such payment shall be credited against the applicable Note of the Agent in full payment of such deficiency advance and such Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Borrower thereon. In the event any Lender shall fail to fund its purchase of a Participation after notice from the Issuing Bank or the Swing Line Lender, as applicable, such Lender shall pay to the Issuing Bank or the Swing Line Lender, as applicable, such amount on demand, together with interest at the Federal Funds Rate on the amount so due from the date of such notice to the date such purchase price is received by the Issuing Bank or the Swing Line Lender, as applicable.

         4.10 Intraday Funding. Without limiting the provisions of Section 4.9, unless the Borrower or any Lender has notified the Agent not later than 12:00 Noon of the Business Day before the date any payment (including in the case of Lenders any Advance) to be made by it is due, that it does not intend to remit such payment, the Agent may, in its discretion, assume that Borrower or each Lender, as the case may be, has timely remitted such payment in the manner required hereunder and may, in its discretion and in reliance thereon, make available such payment (or portion thereof) to the Person entitled thereto as otherwise provided herein. If such payment was not in fact remitted to the Agent in the manner required hereunder, then:

                  (i) if Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at the Federal Funds Rate; and

                  (ii) if any Lender failed to make such payment, the Agent shall be entitled to recover such corresponding amount forthwith upon the Agent's demand therefor, the Agent promptly shall notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent in immediately available funds upon receipt of such demand. The Agent also shall be entitled to recover interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, (A) from such Lender at a rate per annum equal to the daily Federal Funds Rate or (B) from the Borrower, at a rate per annum equal to the interest rate applicable to the Loan which includes such corresponding amount. Until the Agent shall recover such corresponding amount together with interest thereon, such corresponding amount shall constitute a deficiency advance within the meaning of Section 4.9. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                                    ARTICLE V

                                    Security

         5.1 Security. As security for the full and timely payment and performance of all Obligations (and with respect to clause (a)(iii), all obligations of Borrowing Subsidiaries), the Borrower shall, and shall cause all other Credit Parties to, on or before the Closing Date, do or cause to be done all things necessary in the opinion of the Agent and its counsel to grant to the Agent for the benefit of the Agent and the Lenders a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than Permitted Liens and restrictions on transfer imposed by applicable securities laws). Without limiting the foregoing, the Borrower and each Subsidiary having rights in any Subsidiary Securities shall on the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent,

                  (a) a Pledge Agreement which shall pledge to the Agent for the benefit of the Agent and the Lenders (i) 65% of the Voting Securities of each Direct Foreign Subsidiary (or if the Borrower and its Subsidiaries shall own less than 65%, then all of the Voting Securities owned by them) and 100% of the other Subsidiary Securities of such Direct Foreign Subsidiary, and (ii) 100% of the Subsidiary Securities of all Domestic Subsidiaries.

                  (b) if such Subsidiary Securities are in the form of certificated securities, such certificated securities, together with undated stock powers or other appropriate transfer documents endorsed in blank pertaining thereto;

                  (c) if such Subsidiary Securities do not constitute securities and the Subsidiary has not elected to have such interests treated as securities under Article 8 of the Uniform Commercial Code, a control agreement (containing the provisions described in Section 9.19(e)) from the Registrar of such Subsidiary Securities; and

                  (d) Uniform Commercial Code financing statements reflecting the Lien in favor of the Agent on such Subsidiary Securities;

each in form and substance acceptable to the Agent, and shall take such further action and deliver or cause to be delivered such further documents as required by the Security Instruments or otherwise as the Agent may request to effect the transactions contemplated by this Article V. The Borrower shall, and shall cause each Subsidiary, to pledge to the Agent for the benefit of the Agent and the Lenders (and as appropriate to reaffirm its prior pledge of) all of the Pledged Interests of any Subsidiary acquired or created after the Closing Date and to deliver to the Agent all of the documents and instruments in connection therewith as are required pursuant to the terms of Section 9.19 and of the Security Instruments.

         5.2 Further Assurances. At the request of the Agent, the Borrower will or will cause all other Credit Parties, as the case may be, to execute, by its duly authorized officers, alone or with the Agent, any certificate, instrument, financing statement, control agreement, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Agent contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by the Borrower or other Credit Party after the Closing Date. The Agent is hereby irrevocably authorized to execute and file or cause to be filed, with or if permitted by applicable law without the signature of the Borrower or any Credit Party appearing thereon, all Uniform Commercial Code financing statements reflecting the Borrower or any other Credit Party as "debtor" and the Agent as "secured party", and continuations thereof and amendments thereto, as the Agent reasonably deems necessary or advisable to give effect to the transactions contemplated hereby and by the other Loan Documents.

         5.3 Mortgages. Without limiting the generality of Section 5.1, the Borrower, as security for all Obligations, and each Domestic Subsidiary, as security for the Guarantors' obligations, as applicable, shall deliver to the Agent (i) on the Closing Date, with respect to each parcel of real property owned or leased by the Borrower or a Subsidiary listed on Schedule 5.3, a Mortgage and related Mortgage Support Documents, and (ii) thereafter, with respect to each parcel of real property owned, acquired or leased by the Borrower or a Domestic Subsidiary, unless otherwise determined by the Required Lenders, a Mortgage with respect to such parcel of real property and the related Mortgage Support Documents.

         5.4 Information Regarding Collateral. The Borrower represents, warrants and covenants that (i) the chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument (each, a "Grantor") at the Closing Date is located at the address or addresses specified on Schedule 5.4, and (ii) Schedule 5.4 contains a true and complete list of (a) the exact legal name, jurisdiction of formation, and address of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time since January 1, 1996 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), (b) the exact legal name, jurisdiction of formation, and each location of the chief executive office of each Grantor at any time since January 1, 1996, (c) each location in which goods constituting Collateral are or have been located since January 1, 1996 (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person), and (d) each trade name, trademark or other trade style used by any Grantor since January 1, 1996 and the purposes for which it was used. Borrower shall not change, and shall not permit any other Grantor to change, its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), the location of its chief executive office or any location specified in clause (c) of the immediately preceding sentence, or use or permit any other Grantor to use, any additional trade name, trademark or other trade style, except upon giving not less than thirty (30) days' prior written notice to the Agent and taking or causing to be taken all such action at Borrower's or such other Grantor's expense as may be reasonably requested by the Agent to perfect or maintain the perfection of the Lien of the Agent in Collateral.

         5.5 Lease Assignments. Without limiting the generality of Section 5.1, the Borrower, as security for all Obligations, and each Domestic Subsidiary, as security for the Guarantors' obligations, as applicable, shall deliver to the Agent (i) on the Closing Date, with respect to each material leased facility of the Borrower or a Domestic Subsidiary, a Lease Assignment, and (ii) thereafter, with respect to each material leased facility of the Borrower or a Domestic Subsidiary, unless otherwise determined by the Required Lenders, a Lease Assignment with respect to such facility together with such lessor estoppel, waiver and consent certificates as the Lenders may reasonably request.

                                   ARTICLE VI

                             Change in Circumstances

         6.1      Increased Cost and Reduced Return.

                  (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                           (i) shall subject such Lender (or its Applicable
                  Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Loans, any of its Notes, or its obligation to make Eurodollar Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or any of its Notes in respect of any Eurodollar Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) shall impose, modify, or deem applicable any
                  reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including either of the Term Loan Commitments or Revolving Credit Commitment of such Lender hereunder; or

                           (iii) shall impose on such Lender (or its Applicable
                  Lending Office) or on the London interbank market any other condition affecting this Agreement or any of its Notes or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or any of its Notes with respect to any Eurodollar Rate Loans, then the Borrower shall pay to such Lender, on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 6.1(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender, to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 6.4 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender, such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
         Section 6.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this
         Section 6.1 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  (d) The provisions of this Section 6.1 shall continue in effect notwithstanding the Facility Termination Date.

         6.2 Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                 (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                 (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

         then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders, shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         6.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 6.4 shall be applicable).

         6.4 Treatment of Affected Loans. If the obligation of any Lender to make a Eurodollar Rate Loan, or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 6.1 or 6.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans under the Revolving Credit Facility on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 6.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender, gives notice as provided below that the circumstances specified in Section 6.1 or 6.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 6.1 or 6.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 6.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Term Loan Commitments and Revolving Credit Commitments.

         6.5 Compensation. Upon the request of any Lender, the Borrower shall pay to such Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (i) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 11.1) on a date other than the last day of the Interest Period for such Loan; or

                  (ii) any failure by the Borrower (for any reason, including the failure of any condition precedent specified in Article VII to be satisfied, other than the failure of such Lender to make a Loan notwithstanding satisfaction of all conditions precedent thereto) to borrow, Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

                  The provisions of this Section 6.5 shall continue in effect notwithstanding the Facility Termination Date.

         6.6      Taxes.

                  (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 13.2, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 6.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 (including Forms W-8BEN or W-8EC1) or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 6.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 6.6(a) or 6.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 6.6, then such Lender, will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to it.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) The provisions of this Section 6.6 shall continue in effect notwithstanding the Facility Termination Date.

                                   ARTICLE VII

            Conditions to Making Loans and Issuing Letters of Credit

         7.1 Conditions of Term Loans and Initial Advance. The obligation of the Lenders to make the Term Loans and the initial Advance under the Revolving Credit Facility, and of the Issuing Bank to issue any Letter of Credit, and of the Swing Line Lender to make any Swing Line Loan, is subject to the conditions precedent that:

                  (a) the Agent shall have received on the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                           (i) executed originals of each of this Agreement, the
                  Notes, the Assumption Agreement and the Reaffirmation Agreement, together with all schedules and exhibits thereto;

                           (ii) evidence satisfactory to the Agent of the
                  consummation of the IPO on terms satisfactory to the Agent and the Borrower's receipt of proceeds related thereto;

                           (iii) the favorable written opinion or opinions with
                  respect to the Loan Documents and the transactions contemplated thereby of special counsel to the Credit Parties dated the Closing Date, addressed to the Agent and the Lenders and satisfactory in form and scope to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibit G;

                           (iv) resolutions of the boards of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Credit Party certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

                           (v) specimen signatures of officers or other
                  appropriate representatives executing the Loan Documents on behalf of each of the Credit Parties, certified by the secretary or assistant secretary of such Credit Party;

                           (vi) the Organizational Documents of each of the
                  Credit Parties certified as of a recent date by the Secretary of State of its state of organization;

                           (vii) Operating Documents of each of the Credit
                  Parties certified as of the Closing Date as true and correct by its secretary or assistant secretary and copies of stockholders' agreements of the Credit Parties;

                           (viii) certificates issued as of a recent date by the
                  Secretaries of State of the respective jurisdictions of formation of each of the Credit Parties as to the due existence and good standing of such Person;

                           (ix) appropriate certificates of qualification to do
                  business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of each of the Credit Parties as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Material Adverse Effect;

                           (x) notice of appointment of the initial Authorized
                  Representative(s);

                           (xi) a Compliance Certificate dated as of the Closing
                  Date;

                           (xii) a Borrowing Base Certificate dated as of the
                  Closing Date;

                           (xiii) evidence of all insurance required by the Loan
                  Documents;

                           (xiv) an initial Borrowing Notice, if any, and
                  Interest Rate Selection Notice;

                           (xv) evidence of the filing of Uniform Commercial
                  amendments in all places required by applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Agent may require.

                           (xvi) evidence that all fees payable by the Borrower
                  on the Closing Date to the Agent, BAS and the Lenders and their affiliates have been paid in full, including fees and expenses of counsel for the Agent, to the extent invoiced prior to or on the Closing Date (which may include amounts constituting reasonable estimates of such fees and expenses incurred or to be incurred in connection with the transaction; provided that no such estimate shall thereafter preclude the final settling of accounts as to such fees and expenses);

                           (xvii) a certificate of the Vice President of Finance
                  of the Borrower as to the matters described in Section 7.1(b);

                           (xviii) copies of all financial statements required
                  under Section 8.6;

                  such other reports, audits, documents, instruments, certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

                  (b) In the good faith judgment of the Agent and the Lenders:

                           (i) there shall not have occurred a material adverse
                  change since December 31, 2000 in (A) the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or of all the foregoing after giving pro forma effect to the IPO, or in the prospects of the Borrower and its Subsidiaries and Affiliates, taken as a whole, after giving pro forma effect to the IPO, or (B) in the facts and information regarding the Borrower and its Subsidiaries and Affiliates as represented prior to and on the date hereof, including, without limitation, the absence of any event or circumstance, change in laws or regulations or action, suit, investigation or proceeding pending or threatened in any court or before any governmental authority that purports to affect the Borrower or any of its Subsidiaries, the IPO or any other transaction contemplated hereunder, and that could have or could be reasonably expected to have a material adverse effect on (I) the business, assets, operations, prospects, property, condition (financial or otherwise), liabilities or management of the Borrower and its Subsidiaries or of all the foregoing or (II) the ability of the Borrower or its Subsidiaries to perform their respective obligations under the Loan Documents;

                           (ii) no litigation, action, suit, investigation or
                  other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse Effect or which, if adversely determined, could materially adversely affect the Closing or the ability of the Borrower and its Subsidiaries to perform any of their respective obligations under the Loan Documents or materially impact the ability of the Lenders to exercise their rights under the Loan Documents; and

                           (iii) no order, decree, judgment, ruling or
                  injunction shall exist which restrains the consummation of the transactions contemplated hereunder in the manner contemplated by the Loan Documents; and

                           (iv) the Credit Parties shall have received all
                  approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated by the Loan Documents without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, judgment, injunction, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Credit Parties is a party or by which any of them or their properties is bound, and all applicable waiting periods shall have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the transactions contemplated hereby or their consummation, or that could seek or threaten any of the foregoing.

                  (c) the Borrower shall have at least $10,000,000 available for Advances under the Revolving Credit Facility (calculated by reference to the Borrowing Base Certificate delivered on the Closing Date) immediately after giving effect to the initial Borrowing Base Certificate and to all Advances made on the Closing Date and the consummation of the transactions contemplated by the Loan Documents.

         7.2 Conditions of Revolving Loans and Letters of Credit. The obligations of the Lenders to make any Revolving Loans, and the Issuing Bank to issue (or renew) Letters of Credit and the Swing Line Lender to make Swing Line Loans, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Agent or, in the case of Swing Line Loans, the Swing Line Lender, shall have received a Borrowing Notice if required by
         Article II;

                  (b) the representations and warranties of the Credit Parties set forth in Article VIII and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, Swing Line Loan or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 8.6(a) shall be deemed (solely for the purpose of the representation and warranty contained in such Section 8.6(a) but not for the purpose of any cross reference to such Section 8.6(a) or to the financial statements described therein contained in any other provision of
         Section 8.6 or elsewhere in Article 8) to be those financial statements most recently delivered to the Agent and the Lenders pursuant to
         Section 9.1 from the date financial statements are delivered to the Agent and the Lenders in accordance with such Section;

                  (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request;

                  (d) at the time of (and after giving effect to) each Advance, Swing Line Loan or the issuance of a Letter of Credit, no Default or Event of Default specified in Article XI shall have occurred and be continuing; and

                  (e) immediately after giving effect to:

                           (i) a Revolving Loan, the aggregate principal balance
                  of all outstanding Revolving Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment;

                           (ii) a Letter of Credit or renewal thereof, the
                  aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment;

                           (iii) a Swing Line Loan, the Swing Line Outstandings
                  shall not exceed $5,000,000;

                           (iv) a Revolving Loan, Swing Line Loan or a Letter of
                  Credit or renewal thereof, the sum of Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall not exceed the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base.

                                  ARTICLE VIII

                         Representations and Warranties

         The Borrower represents and warrants with respect to itself and to its Subsidiaries and each other Credit Party (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

         8.1      Organization and Authority.


                  (a) The Borrower and each other Credit Party is a corporation, limited liability company or partnership, as the case may be, duly organized and validly existing under the laws of the jurisdiction of its formation;

                  (b) The Borrower and each other Credit Party (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                  (c) The Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                  (d) Each Credit Party (other than the Borrower) has the power and authority to execute, deliver and perform each of the Loan Documents to which it is a party; and

                  (e) When executed and delivered, each of the Loan Documents to which any Credit Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

         8.2 Loan Documents and Transaction Documents. The execution, delivery and performance by each Credit Party of each of the Loan Documents and Transaction Documents to which it is a party:

                  (a) have been duly authorized by all requisite Organizational Action of such Credit Party required for the lawful execution, delivery and performance thereof;

                  (b) do not violate any provisions of (i) any applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on such Credit Party or its properties, or (iii) the Organizational Documents or Operating Documents of such Credit Party;

                  (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which such Credit Party is a party, or by which the properties or assets of such Credit Party are bound, except as could not reasonably be expected to have a Material Adverse Effect; and

                  (d) does not and will not result in the creation or imposition of any Lien upon any of the properties or assets of such Credit Party or any Subsidiary except Permitted Liens.

         8.3 Solvency. Each Credit Party is Solvent after giving effect to the transactions contemplated by the Loan Documents.

         8.4 Subsidiaries and Stockholders. The Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 8.4 and additional Subsidiaries of the Borrower created or acquired after the Closing Date in compliance with Section 9.19; Schedule 8.4 states as of the date hereof the organizational form of each entity, the authorized and issued capitalization of the Borrower and each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of the Borrower and each such Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by the Borrower or by any such Subsidiary, the outstanding shares or other equity interests of the Borrower and each such Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; and the Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 8.4, free and clear of any Lien other than Permitted Liens.

         8.5 Ownership Interests. Borrower owns no equity interest in any Person other than the Persons listed in Schedule 8.4, equity investments in Persons not constituting Subsidiaries permitted under Section 10.7 and additional Subsidiaries created or acquired after the Closing Date in compliance with Section 9.19.

         8.6      Financial Condition.

                  (a) The Borrower has furnished to each Lender (i) an audited consolidated and related consolidating balance sheet of the Borrower and its Subsidiaries as at December 31, 2000 and the notes thereto and the related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended as examined and certified by Arthur Andersen LLP and (ii) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries giving pro forma effect to the Transaction as if it had occurred on December 31, 2000 and the notes thereto and the related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended, and (iii) unaudited consolidated statements of income of the Borrower (including a calculation of EBITDA) giving pro forma effect to all Acquisitions consummated during the Fiscal Year ended December 31, 2000. Pro forma adjustments to EBITDA shall include only those adjustments which are set forth on Schedules 1.1 and 1.2 hereto. Except as set forth therein, such financial statements (including the notes thereto) present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of the end of such Fiscal Year and three month period and results of their operations and the changes in its stockholders' equity for the Fiscal Year and interim period then ended, all in conformity with GAAP applied on a Consistent Basis, subject however, in the case of unaudited interim statements to year end audit adjustments;


                  (b) Since the later of (i) the date of the audited financial statements delivered pursuant to Section 8.6(a) hereof or (ii) the date of the audited financial statements most recently delivered pursuant to
         Section 9.1(a) hereof, there has not occurred any event, condition or circumstance which has had or could reasonably be expected to have a Material Adverse Effect, nor have the businesses or properties of the Borrower or any Subsidiary been materially adversely affected as a result of any fire, explosion, earth-quake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

                  (c) Except as set forth in the financial statements referred to in Section 8.6(a) or in Schedule 8.6 or as permitted by Section 10.5, neither the Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness, Contingent Obligation or other commitment or liability which remains outstanding or unsatisfied.

         8.7 Title to Properties. The Borrower and each of its Subsidiaries and each other Credit Party has good and marketable title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind, except for the transfer restrictions and Liens described in Schedule 8.7 and Permitted Liens.

         8.8 Taxes. Except as set forth in Schedule 8.8, the Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 8.6(a) or Sections 9.1(a) or (b) and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

         8.9      Other Agreements.  No Credit Party nor any Subsidiary is

                  (a) a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or

                  (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which such Credit Party or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect.

         8.10 Litigation. Except as set forth in Schedule 8.10, there is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or affecting the Borrower or any Subsidiary or any properties or rights of the Borrower or any Subsidiary, which if adversely determined could reasonably be likely to have a Material Adverse Effect.

         8.11 Securities Regulations. Neither the Borrower nor any agent acting in its behalf has taken or omitted to take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

         8.12 Regulated Company. No Credit Party is (i) an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ? 80a-1, et seq.) or (ii) a "holding company" or a "subsidiary company" or "affiliate" of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and the other Credit Parties of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof.

         8.13 Patents, Etc. The Borrower and each other Credit Party owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, other proprietary right of any other Person.

         8.14 No Untrue Statement. This Agreement, the other Loan Documents and the other IPO Documents and each statement, representation, or warranty provided to the Agent by KRG Capital Group or any Credit Party in connection with the negotiation or preparation of the Loan

Documents and the IPO Documents contains no misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such document, warranty, representation or statement contained therein not misleading.

         8.15 No Consents, Etc. Neither the respective businesses or properties of the Credit Parties or any Subsidiary, nor any relationship among the Credit Parties or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the IPO Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of any Credit Party as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents and the IPO Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be.

         8.16     Employee Benefit Plans.

                  (a) The Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined or the Borrower or its Subsidiaries is in the process of obtaining a determination by the Internal Revenue Service to be so qualified, each trust related to such plan has been determined to be exempt under Section 501(a) of the Code, and each Employee Benefit Plan subject to any Foreign Benefit Law has received the required approvals by any Governmental Authority regulating such Employee Benefit Plan. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                  (b) Neither the Borrower nor any ERISA Affiliate has (i) engaged in a nonexempt prohibited transaction described in Section 4975 of the Code or Section 406 of ERISA affecting any of the Employee Benefit Plans or the trusts created thereunder which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA, (ii) incurred any accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, (iv) failed to make a required installment or other required payment under Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan, or (v) failed to make a required contribution or payment, or otherwise failed to operate in compliance with any Foreign Benefit Law regulating any Employee Benefit Plan;

                  (c) Other than as set forth on Schedule 8.16 hereto, no Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan;

                  (d) The present value of all vested accrued benefits under each Employee Benefit Plan which is subject to Title IV of ERISA, or the funding of which is regulated by any Foreign Benefit Law did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits, except where such occurrence could not reasonably be likely to have a Material Adverse Effect;

                  (e) To the best of the Borrower's knowledge, each Employee Benefit Plan which is subject to Title IV of ERISA or the funding of which is regulated by any Foreign Benefit Law, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA, applicable Foreign Benefit Law and other applicable laws, regulations and rules;

                  (f) The consummation of the Loans and the issuance of the Letters of Credit provided for herein will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption; and

                  (g) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan;

         8.17 No Default. As of the date hereof, there does not exist any Default or Event of Default hereunder.

         8.18 Environmental Laws. Except as listed on Schedule 8.18, the Borrower and each Subsidiary is in compliance with all applicable Environmental Laws and has been issued and currently maintains all required federal, state and local permits, licenses, certificates and approvals, except as could not reasonably be expected to have a Material Adverse Effect. Except as listed on
Schedule 8.18, neither the Borrower nor any Subsidiary has been notified of any pending or threatened action, suit, proceeding or investigation, and neither the Borrower nor any Subsidiary knows of any facts, which might reasonably be expected to form the basis for any such action, suit, proceeding or investigation (a) arising out of non-compliance by the Borrower or any Subsidiary with any Environmental Laws, (b) which seeks, or could reasonably be expected to result in the suspension, revocation or termination of any license, permit or approval necessary for the operation of the Borrower's or any Subsidiary's business or facilities or for the generation, handling, storage, treatment or disposal of any Hazardous Materials, or (c) which seeks to cause or could reasonably be expected to result in any property of the Borrower or any

Subsidiary or other Credit Party being subjected to any restrictions on ownership, use, occupancy or transferability under any Environmental Law, in each case (a) through (c) above, which could reasonably be expected to have a Material Adverse Effect.

         8.19     Employment Matters.

                  (a) None of the employees of the Borrower or any Subsidiary is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Subsidiary or between the Borrower or any Subsidiary and any of its employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

                  (b) Except to the extent a failure to maintain compliance would not have a Material Adverse Effect, the Borrower and each Subsidiary is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither any pending nor, to the knowledge of the Borrower, threatened litigation, administrative proceeding or investigation, in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

         8.20 RICO. Neither the Borrower nor any Subsidiary is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

         8.21 Related Transactions. As of the Closing Date, the IPO has been consummated.

                                   ARTICLE IX

                              Affirmative Covenants

         Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Subsidiary to:

         9.1      Financial Reports, Etc.

                  (a) As soon as practical and in any event within 90 days after the end of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Agent and each Lender (i) consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year, and the notes thereto, and the related consolidated and consolidating statements of income, stockholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth (other than for consolidating statements) comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing, with respect to the consolidated financial statements, opinions of Arthur Andersen LLP, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower and without any exception not acceptable to the Required Lenders, and (ii) a Compliance Certificate as of the end of such Fiscal Year;

                  (b) as soon as practical and in any event within 45 days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal Year), deliver to the Agent and each Lender (i) consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current Fiscal Year through the end of such reporting period, and accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal period and the results of their operations and the changes in their financial position for such fiscal period, in conformity with the standards set forth in Section 8.6(a) with respect to interim financial statements and except for notes and subject to year-end adjustments, and (ii) a Compliance Certificate as of the end of such quarter;

                  (c) together with each delivery of the financial statements required by Section 9.1(a)(i), deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 9.1(a)(i) stating that in performing the audit necessary to render an opinion on the financial statements delivered under Section 9.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

                  (d) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which the Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower or any Subsidiary to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit of the Borrower or any Subsidiary;

                  (e) not later than the last Business Day of each Fiscal Year, deliver to the Agent and each Lender a capital and operating expense budget and consolidated financial projections for the Borrower and its Subsidiaries for the next Fiscal Year, prepared in accordance with GAAP applied on a Consistent Basis;

                  (g) as soon as practicable and in any event within fifteen
         (15) days following the end of each calendar month, deliver to the Agent and each Lender a Borrowing Base Certificate and an accounts receivable aging report in form and detail satisfactory to the Agent and each Lender;

                  (h) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding the Borrower's and any Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request;

         The Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement. The Agent and the Lenders shall cause each such Person to become subject to appropriate confidentiality requirements.

         9.2 Maintain Properties. Maintain all properties necessary to its operations in good working order and condition, make all needed repairs, replacements and renewals to such properties, and maintain free from Liens, other than Permitted Liens, all trademarks, trade names, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices.

         9.3 Existence, Qualification, Etc. Except as otherwise expressly permitted under Section 10.8, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary except where the failure to so qualify could not reasonably be likely to have a Material Adverse Effect.

         9.4 Regulations and Taxes. Comply in all material respects with all statutes and governmental regulations, other than those statutes and governmental regulations the non-compliance with which could not reasonable be expected to have a Material Adverse Effect, and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of its properties, except liabilities being contested in good faith by appropriate proceedings diligently conducted provided that (i) adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP and
(ii) any Lien arising in connection with any such contest shall be permitted to exist to the extent provided in Section 10.4.

         9.5 Insurance. (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner as are customarily insured against by similar businesses owning such properties similarly situated and otherwise as required by the Security Instruments, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) and against loss by reason of business interruption such policies of insurance to have such limits, deductibles, exclusions, co-insurance and other provisions providing no less coverages than are maintained by similar businesses that are similarly situated, such insurance policies to be in form reasonably satisfactory to the Agent. Each of the policies of insurance described in this Section 9.5 shall name the Agent for the benefit of the Lenders as loss payee, mortgagee and additional insured, as applicable, and shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall be terminated, lapse or be altered in any manner.

         9.6 True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         9.7 Right of Inspection. Permit any Person designated by any Lender or the Agent to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Subsidiary and to conduct field audits and inventory inspections and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior written notice. Other than following the occurrence and during the continuance of a Default or Event of Default, the cost and expense associated with one such visit, inspection and audit in any Fiscal Year shall be paid by the Borrower and otherwise shall be borne by the Agent and the Lenders. In the event of the occurrence and during the continuation of a Default or Event of Default, the cost and expense of all such visits, inspections and audits shall be paid by the Borrower.

         9.8 Observe all Laws. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority with respect to the conduct of its business, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         9.9 Governmental Licenses. Obtain and maintain all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and as contemplated by the Loan Documents, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         9.10 Covenants Extending to Other Persons. Cause the Borrower and each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 9.2 through 9.9, and 9.19 inclusive.

         9.11 Officer's Knowledge of Default. Upon any officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary or other Credit Party to any Lender, or any event, development or occurrence which could reasonably be expected to have a Material Adverse Effect, cause such officer or an Authorized Representative to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Subsidiary or other Credit Party proposes to take with respect thereto.

         9.12 Suits or Other Proceedings. Upon any officer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary or other Credit Party, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary or other Credit Party, making a claim or claims in an aggregate amount greater than $250,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         9.13 Notice of Environmental Complaint or Condition. Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims or citations received by the Borrower or any Subsidiary based on any (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Law; (b) release or threatened release by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or any Subsidiary, of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         9.14 Environmental Compliance. If the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or any Subsidiary has violated any Environmental Law, has released any Hazardous Material, or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower and any Subsidiary shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability, except that this obligation shall not apply during the period that (a) the Borrower or any Subsidiary is contesting by appropriate proceedings being diligently conducted the applicability of the Environmental Law, the fact of such violation or liability or the action required to remove or remedy such violation and (b) all reserves with respect thereto as may be required under GAAP, if any, have been made, and (c) no Lien in connection therewith shall have attached to any property of the Borrower or the applicable Subsidiary which shall have become enforceable against creditors of such Person unless the Borrower obtains insurance for or a bond over such Lien in an amount satisfactory to the Agent.

         9.15     Indemnification. Without limiting the generality of Section
13.9 but subject to the limitations set forth therein, the Borrower hereby agrees to indemnify and hold the Agent and the Lenders and any affiliate, officer, director, employee, agent or advisor of any Lender, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including assessment and cleanup costs and reasonable attorneys', consultants' or other expert fees, expenses and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Subsidiary or with respect to any property owned, operated or leased by the Borrower or any Subsidiary or (b) the handling, storage, transportation, treatment, emission, release, discharge or disposal of any Hazardous Materials by or on behalf of the Borrower or any Subsidiary, or on or with respect to property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 9.15 shall continue in effect notwithstanding the occurrence of the Facility Termination Date.

         9.16 Further Assurances. At the Borrower's cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Documents.

         9.17     Employee Benefit Plans.

                  (a) With reasonable promptness, and in any event within thirty
         (30) days thereof, give notice to the Agent of (i) the establishment of any new Pension Plan (which notice shall include a copy of such plan),
         (ii) the commencement of contributions to any Employee Benefit Plan to which the Borrower or any of its ERISA Affiliates was not previously contributing, (iii) any material increase in the benefits of any existing Employee Benefit Plan, (iv) each funding waiver request filed with respect to any

         Pension Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (v) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code (in the case of Employee Benefit Plans regulated by the Code or ERISA) or under any Foreign Benefit Law (in the case of Employee Benefit Plans regulated by any Foreign Benefit Law) by the due date;

                  (b) Promptly and in any event within fifteen (15) days of becoming aware of the occurrence or forthcoming occurrence of any (i) Termination Event or (ii) nonexempt "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or any trust created thereunder, deliver to the Agent a notice specifying the nature thereof, what action the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

                  (c) With reasonable promptness but in any event within fifteen
         (15) days for purposes of clauses (i), (ii) and (iii), deliver to the Agent copies of (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC's or any Governmental Authority's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Employee Benefit Plan and (iv) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within five (5) Business Days of the Borrower or any ERISA Affiliate obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         9.18 Continued Operations. Continue at all times to conduct its business and engage principally in the same line or lines of business substantially as heretofore conducted.

         9.19 New Subsidiaries. Within thirty (30) days of the acquisition or creation of any Subsidiary (other than a FSC Subsidiary), cause to be delivered to the Agent each of the following:

                  (a) a Facility Guaranty executed by each such Domestic Subsidiary substantially in the form of Exhibit I;

                  (b) a Security Agreement and IP Security Agreement of each such Domestic Subsidiary substantially in the form of Exhibit J and M, respectively, together with such Uniform Commercial Code financing statements on Form UCC-1 or otherwise duly executed by such Subsidiary as "Debtor" and naming the Agent for the benefit of the

         Agent and the Lenders as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

                  (b) a Mortgage of each such Domestic Subsidiary substantially in the form of Exhibit M, together with all related Mortgage Support Documents, all in form and substance acceptable to the Agent and in number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on the Mortgaged Property subject thereof;

                  (c) if the Subsidiary Securities issued by such Subsidiary that are, or are required to become, Pledged Interests, shall be owned by a Subsidiary who has not then executed and delivered to the Agent a Pledge Agreement granting a Lien to the Agent, for the benefit of the Agent and the Lenders, in such equity interests, a Pledge Agreement executed by the Subsidiary that directly owns such Subsidiary Securities substantially in the form attached hereto as Exhibit K (or, as to the Pledged Interests issued by any Direct Foreign Subsidiary, in a form acceptable to the Agent), and if such Subsidiary Securities shall be owned by the Borrower or a Subsidiary who has previously executed a Pledge Agreement, a Pledge Agreement Supplement in the form required by such Pledge Agreement pertaining to such Subsidiary Securities;

                  (d) if the Pledged Interests issued by such Subsidiary constitute securities under Article 8 of the Uniform Commercial Code
         (i) the certificates representing 100% of such Subsidiary Securities and (ii) duly executed, undated stock powers or other appropriate powers of assignment in blank affixed thereto;

                  (e) (i) Uniform Commercial Code financing statements on form UCC-1 or otherwise duly executed by the pledgor as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on such Subsidiary Securities and (ii) if the Pledged Interests issued by such Subsidiary do not constitute securities and such Subsidiary has not elected to have such interests treated as securities under Article 8 of the applicable Uniform Commercial Code, a control agreement from the Registrar of such Subsidiary, in form and substance acceptable to the Agent and in which the Registrar (1) acknowledges that the pledgor is at the date of such acknowledgment the sole record, and to its knowledge, beneficial owner of such Subsidiary Securities, (2) acknowledges the Lien in favor of the Agent conferred under the Pledge Agreement and that such Lien will be reflected on the registry for such Subsidiary Securities, (3) agrees that it will not register any transfer of such Subsidiary Securities nor acknowledge any Lien in favor of any other Person on such Subsidiary Securities, without the prior written consent of the Agent, in each instance, until it receives notice from the Agent that all Liens on such Collateral in favor of the Agent for the benefit of the Agent and the Lenders have been released or terminated, and (4) agrees that upon receipt of notice from the Agent that an Event of Default has occurred and is continuing and that the Subsidiary Securities identified in such notice have been transferred to a transferee identified in such notice, it will duly record such transfer of Subsidiary Securities on the appropriate registry without requiring further consent from the pledgor and shall thereafter treat the transferee as the sole record and beneficial owner of such Subsidiary Securities pending further transfer, notwithstanding any contrary instruction received from the pledgor;

                  (f) a supplement to the appropriate schedule attached to the appropriate Security Instruments listing the additional Collateral, certified as true, correct and complete by the Authorized Representative (provided that the failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in after acquired Collateral);

                  (g) an opinion of counsel to the Subsidiary dated as of the date of delivery of the Facility Guaranty and other Loan Documents provided for in this Section 9.19 and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to Section 7.1(a)), to the effect that:

                           (i) such Subsidiary is duly organized, validly
                  existing and in good standing in the jurisdiction of its formation, has the requisite power and authority to own its properties and conduct its business as then owned and then conducted and proposed to be conducted and to execute, deliver and perform the Facility Guaranty and other Loan Documents described in this Section 9.19 to which such Subsidiary is a signatory, and is duly qualified to transact business and is in good standing as a foreign corporation or partnership in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification and the failure to be so qualified would reasonably be likely to result in a Material Adverse Effect;

                           (ii) the execution, delivery and performance of the
                  Facility Guaranty and other Loan Documents described in this
                  Section 9.19 to which such Subsidiary is a signatory have been duly authorized by all requisite corporate or partnership action (including any required shareholder or partner approval), each of such agreements has been duly executed and delivered and constitutes the valid and binding agreement of such Subsidiary, enforceable against such Subsidiary in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity); and

                           (iii) the Subsidiary Securities of such Subsidiary
                  are duly authorized, validly issued, fully paid and nonassessable, and free of any preemptive rights, and the applicable Security Instrument (including foreign collateral documents) is effective to create a valid security interest in favor of the Agent for the benefit of the Agent and the Lenders in such Subsidiary Securities as constitute Pledged Interests; and

                           (iv) the Uniform Commercial Code financing statements
                  on Form UCC-1 delivered to the Agent by the Subsidiary in connection with the delivery of the Security Instruments of such Subsidiary have been duly executed by the Subsidiary and are in form, substance and number sufficient for filing in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on Collateral conferred under such Security Instruments to the extent such Lien may be perfected by Uniform Commercial Code filing; and

                           (v) in the case of Direct Foreign Subsidiaries only,
                  that under the laws of the applicable foreign jurisdiction, all agreements, notices and other documents that are required to be executed, delivered, filed or recorded and all other action required to be taken, within or pursuant to the laws of such jurisdiction to perfect the Lien conferred in favor of the Agent under the applicable Security Instrument as against creditors of and purchasers for value from the holder of the Pledged Interests has been duly executed, delivered, filed, recorded or taken, as the case may be; and

                  (h) current copies of the Organizational Documents and Operating Documents of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organizational Documents, Operating Documents or applicable law, of the shareholders, members or partners) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 9.19.

         9.20 Swap Agreements. Within fifteen (15) days of the Closing Date, the Borrower shall have entered into Swap Agreements with a minimum term of three
(3) years in an aggregate notional amount equal to not less than 40% of the Term Loan Facilities and not more than the Total Term Loan Commitment.

         9.21 Use of Proceeds; Regulatory Compliance. The proceeds of the borrowings made hereunder will be used by the Borrower only for the purposes set forth in Section 2.5. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which violates or which would be inconsistent with Regulation U (12 CFR Part 221) or Regulation X (12 CFR Part 224) of the Board. Neither the Borrower nor any agent acting in its behalf will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

                                    ARTICLE X

                               Negative Covenants

         Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         10.1     Financial Covenants.

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any Four-Quarter Period during the respective periods set forth below to be greater than that set forth opposite each such period:


                                          Consolidated
             Period                 Leverage Ratio Must Not Exceed
         Closing Date through
         September 30, 2002                   3.00 to 1.00

         December 31, 2002 through
         September 30, 2003                   2.75 to 1.00

         December 31, 2003 and
         Thereafter                           2.50 to 1.00

                  (b) Consolidated Fixed Charge Ratio. Permit as at the end of any Four-Quarter Period the Consolidated Fixed Charge Ratio to be less than 1.50 to 1.00.

                  (c) Consolidated Interest Coverage Ratio. Permit as at the end of any Four-Quarter Period the Consolidated Interest Coverage Ratio to be less than 3.00 to 1.00.

         10.2 Acquisitions. Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are substantially the same as or complementary or related to one or more line or lines of business conducted by the Borrower and its Subsidiaries, (ii) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and, if the Total Cost of Acquisition is in excess of $1,000,000, the Borrower shall have furnished to the Agent (A) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower and most recent interim fiscal quarter, if applicable giving effect to such Acquisition and (B) a certificate in the form of Exhibit H prepared on a historical pro forma basis as of the most recent date for which financial statements have been furnished pursuant to Section 8.6(a) or Section

 9.1(a) or (b) giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto, (iii) the Person acquired shall be a wholly-owned Domestic Subsidiary, or be merged into the Borrower or a wholly-owned Domestic Subsidiary, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be the Borrower or a wholly-owned Subsidiary), (iv) if the Total Cost of Acquisition shall exceed $15,000,000 or the Non-Equity Cost of Acquisition shall exceed $7,000,000, the Required Lenders shall consent to such Acquisition in their discretion, and (v) after giving effect to such Acquisition, the aggregate Total Costs of Acquisition and Non-Equity Cost of Acquisition incurred in any Fiscal Year (on a noncumulative basis, with the effect that amounts not incurred in any Fiscal Year may not be carried forward to a subsequent period) shall not exceed $30,000,000 and $15,000,000, respectively.

         10.3 Capital Expenditures. Make or become committed to make Capital Expenditures (other than Capital Expenditures incurred in connection with Acquisitions permitted hereunder), which exceed $10,000,000 in the aggregate in any Fiscal Year of the Borrower (on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period).

         10.4 Liens. Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, other than the following (collectively, "Permitted Liens"):

         (a) Liens created under the Security Instruments in favor of the Agent and the Lenders, and otherwise existing as of the date hereof and as set forth in Schedule 8.7;

         (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, which, except as expressly so specified on Schedule 8.7, are inferior in respect of the Collateral to the Liens conferred under the Security Instruments, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet exercisable to effect the sale or seizure of any property subject thereto;

         (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or arising in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, which, except as expressly so specified on Schedule 8.7, are inferior in respect of the Collateral to the Liens conferred under the Security Instruments, and with respect to which adequate reserves are being maintained in accordance with GAAP and which Liens are not yet exercisable to effect the sale or seizure of any property subject thereto;

         (d) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, surety and appeal bonds, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (e) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Subsidiary and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Subsidiary; and

                  (f) purchase money Liens to secure Indebtedness permitted under Section 10.5(d) and incurred to purchase fixed assets, provided such Indebtedness represents not less than 75% of the purchase price of such assets as of the date of purchase thereof and no property other than the assets so purchased secures such Indebtedness; and

                  (g) Liens arising in connection with Capital Leases permitted under Section 10.5(h); provided that no such Lien shall extend to any Collateral or to any other property other than the assets subject to such Capital Leases.

         10.5 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, howsoever evidenced, except:

                  (a) Indebtedness existing as of the Closing Date as set forth in Schedule 8.6; provided, however, that none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of enforcement, conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

                  (b) Indebtedness owing to the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

                  (c) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (d) purchase money Indebtedness described in Section 10.4(f) not to exceed an aggregate outstanding principal amount at any time of $425,000;

                  (e) Indebtedness arising from Rate Hedging Obligations permitted under Section 10.16;

                  (f) unsecured intercompany Indebtedness for loans and advances made by the Borrower or any Guarantor to the Borrower or any Subsidiary who is a Guarantor, provided that such intercompany Indebtedness is evidenced by a promissory note or similar written instrument acceptable to the Agent which provides that such Indebtedness is subordinated to obligations, liabilities and undertakings of the obligor thereof under the Loan Documents on terms acceptable to the Agent;

                  (g) obligations under Capital Leases in an aggregate amount of up to $425,000;

                  (h) additional unsecured Indebtedness not otherwise covered by clauses (a) through (h) above, provided that the aggregate outstanding principal amount of all such other Indebtedness permitted under this clause (i) shall in no event exceed $425,000 at any time;

                  (i) Indebtedness of Foreign Subsidiaries which is non-recourse to the Borrower or any Guarantor (but which may be supported by a Letter of Credit) in an aggregate amount not in excess of the foreign currency equivalent amount of $600,000 at any time based upon the Spot Rate of Exchange at such time;

                  (j) Indebtedness extending the maturity of, or renewing, refunding or refinancing, in whole or in part, Indebtedness incurred under clauses (a), (d), (e), (f), (g), (h) and (j) of this Section 10.5, provided that the terms of any such extension, renewal, refunding or refinancing Indebtedness (and of any agreement or instrument entered into in connection therewith) are no less favorable to the Agent and the Lenders than the terms of the Indebtedness as in effect prior to such action, and provided further that (1) the aggregate principal amount of or interest rate or rates and fees payable on such extended, renewed, refunded or refinanced Indebtedness shall not be increased by such action, (2) the group of direct or contingent obligors on such Indebtedness shall not be expanded as a result of any such action, and
         (3) immediately before and immediately after giving effect to any such extension, renewal, refunding or refinancing, no Default or Event of Default shall have occurred and be continuing; and

                  (k) The Micro-Coax Obligations, to the extent supported by a letter of credit in the face amount of at least $3,500,000 issued by a financial institution acceptable to the Agent and containing terms acceptable to the Agent.

         10.6 Transfer of Assets. Sell, lease, transfer or otherwise dispose of any assets of the Borrower or any Subsidiary other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of equipment which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is less, of $250,000 or less and is not replaced by equipment having at least equivalent value, (c) Asset Dispositions, the proceeds of which are applied by the Borrower or its Subsidiaries in accordance with the Security Instruments, (d) dispositions of property that is substantially worn, damaged, obsolete and, in the judgment of the Borrower, no longer best used or useful in its business or that of any Subsidiary, (e) transfers of assets necessary to give effect to merger or consolidation transactions permitted by Section 10.8,
(f) the disposition of Eligible Securities in the ordinary course of management of the investment portfolio of the Borrower and its Subsidiaries, and (g) other Asset Dispositions in the ordinary course of business, provided that the proceeds therefrom shall be applied as provided in Section 2.1(e).

         10.7 Investments. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower may:

         (a) maintain investments or invest in securities of any Person acquired in an Acquisition permitted hereunder;

         (b) maintain investments or invest in Eligible Securities;

         (c) maintain investments existing as of the date hereof and as set forth in Schedule 8.4;

         (d) maintain investments or invest in accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss; and

         (e) maintain investments or invest in or make or maintain loans to Subsidiaries; provided, however, investments and loans in Subsidiaries which are not Guarantors may not exceed $750,000 in aggregate amount at any time;

         (f) maintain investments or invest in or make or maintain loans to Joint Ventures in an aggregate amount outstanding in excess of $250,000 at any time;

         (g) make loans between the Borrower and the Guarantors described in
Section 10.5(g);

         (h) make other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $250,000.

         10.8 Merger or Consolidation. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales permitted under Section 10.6(e) and (f)); provided, however, (i) any Subsidiary of the Borrower may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any wholly-owned Domestic Subsidiary of the Borrower, (ii) any Foreign Subsidiary may merge or transfer all or substantially all of its assets into or consolidate with any Foreign Subsidiary and (iii) any other Person may merge into or consolidate with the Borrower or any wholly-owned Domestic Subsidiary provided the Borrower or such Domestic Subsidiary is the surviving entity.

         10.9 Restricted Payments. Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing; provided, however, so long as no Default or Event of Default has occurred and is continuing and no Default or Event of Default would result therefrom, the Borrowers and its Subsidiaries may:

                  (a) repurchase, redeem, retire, convert, exchange or otherwise acquire from any employee whose employment with the Borrower and any Subsidiary has been terminated, shares of capital stock issued by the Borrower or its Subsidiaries to such employee in an aggregate amount not in excess of $100,000 individually or in an aggregate amount for all such employees not in excess of $500,000;

                  (b) pay dividends on the date hereof in an aggregate amount of up to $_________ in respect of the Common Stock of the Borrower in connection with the IPO; and

                  (c) redeem certain shares of Series AA Preferred Stock of the Borrower on the date hereof in an aggregate amount of up to $________.

         10.10 Transactions with Affiliates. Other than pursuant to the Management Agreement and the transactions permitted under Sections 10.7 and 10.8, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Subsidiary may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Subsidiary and (c) in either case in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         10.11 Compliance with ERISA, the Code and Foreign Benefit Laws. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

                  (a) permit the occurrence of any Termination Event which would result in a liability on the part of the Borrower or any ERISA Affiliate to the PBGC or to any Governmental Authority; or

                  (b) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities, except where such occurrence could not reasonably be likely to have a Material Adverse Effect; or

                  (c) permit any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived; or

                  (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

                  (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(I) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed; or

                  (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which annual liability or increase, individually or together with all similar liabilities and increases, is in excess of $500,000; or

                  (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Laws and all other applicable laws and the regulations and interpretations thereof.

         10.12    Fiscal Year.  Change its Fiscal Year.

         10.13 Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with a merger or consolidation permitted pursuant to Section 10.8.

         10.14 Limitations on Sales and Leasebacks. Enter into any arrangement or arrangements with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property, whether now owned or hereafter acquired in a single transaction or series of related transactions, which has been or is to be sold or transferred by the Borrower or any Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Subsidiary.

         10.15 Change in Control. Cause, suffer or permit to exist or occur any Change of Control.

         10.16 Rate Hedging Obligations. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except pursuant to Swap Agreements required under Section
9.20 or as otherwise agreed by the Borrower and the Agent.

         10.17 Negative Pledge Clauses. Enter into or cause, suffer or permit to exist any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, provided that the Borrower and any

Subsidiary may enter into such an agreement in connection with, and that applies only to, property acquired with the proceeds of purchase money Indebtedness permitted hereunder.

         10.18 Change in Accountants. Change the Borrower's independent public accountants.

         10.19    Prepayments, Etc. of Indebtedness.


                  (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness other than the prepayments of the Obligations in accordance with the terms hereof;

                  (b) Amend, modify or change in any manner any term or condition of any Indebtedness described in Section 10.5(j) or any lease other than in the ordinary course of business so that the terms and conditions thereof are less favorable to the Agent and the Lenders or, with respect to covenants, maturities, interest rates and events of default, more restrictive on the Borrower than the terms of such Indebtedness or leases as of the Closing Date.

         10.20 Partnerships. Become a general partner in any general or limited partnership.

         10.21 Amendment to Certain Documents. Amend or modify in any material respect its Organizational Documents or Operating Documents or amend the Management Agreement so as to directly or indirectly increase the consideration paid to KRG Capital Group thereunder.

         10.22 Use of Proceeds. Use proceeds of any Advance other than in accordance with Section 2.3.

         10.23 Limitations on Upstreaming. Enter into any agreement restricting or limiting the payment of dividends or other distributions or the transfer of assets from any Subsidiary to the Borrower or to any other Subsidiary owning Subsidiary Securities of such Subsidiary.

                                   ARTICLE XI

                       Events of Default and Acceleration

         11.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or Article III or Article IV, at maturity, by acceleration or otherwise;

                  (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan, Reimbursement Obligation or other Obligation or of any fees or other amounts payable to any of the Lenders or the Agent on the date on which the same shall be due and payable;

                  (c) if default shall be made in the performance or observance of any covenant set forth in Section 9.7, 9.11, 9.12, 9.19, 9.22 or
         Article X;

                  (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or an officer of the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or any of the Lenders or delivered to the Agent or any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than as expressly provided for hereunder or thereunder or with the express written consent of the Agent), or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than as expressly provided for hereunder or thereunder or with the express written consent of the Agent);

                  (e) if there shall occur (i) a default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than the Loans and other Obligations) of the Borrower or any Subsidiary in an amount or Rate Hedge Value, as applicable, not less than $375,000 in the aggregate outstanding, or

(ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, or (iii) with respect to any such Rate Hedging Obligation, any termination event shall occur as to which the Borrower or any Subsidiary is the "affected party" under the agreement or instrument governing such Rate Hedging Obligation, or (iv) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default or event of default or termination event shall continue for more than the period of grace, if any, therein specified, or such default or event of default or termination event shall permit the holder of or counterparty to any such Indebtedness (or any agent or trustee acting on behalf of one or more holders or counterparties) to accelerate the maturity of any such Indebtedness or terminate any agreement or instrument governing any such Rate Hedging Obligation;

         (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any other Credit Party pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given;

         (g) if the Borrower or any Subsidiary or other Credit Party shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute;

         (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Subsidiary or other Credit Party or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Subsidiary or other Credit Party seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Subsidiary or other Credit Party or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Subsidiary or other Credit Party any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the

Borrower or any Subsidiary or other Credit Party takes any action to indicate its consent to or approval of any such proceeding or petition;

         (i) if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $500,000 is rendered against the Borrower or any Subsidiary, or (ii) there is any attachment, injunction or execution against any of the Borrower's or Subsidiaries' properties for any amount in excess of $500,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty
(30) days;

         (j) if the Borrower or any Subsidiary shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower or such Subsidiary for a period of more than 60 days;

         (k) if there shall occur and not be waived an Event of Default as defined in any of the other Loan Documents;

         (l) if A.D. Freed shall for any reason cease to be the acting Chief Executive Officer or comparable executive officer of the Borrower without the prior written consent of the Agent for a period in excess of 120 days without the hiring of a replacement reasonably acceptable to the Agent and the Lenders;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                  (A) either or both of the following actions may be taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any applicable obligation of the Lenders, the Swing Line Lender and the Issuing Bank to make further Revolving Loans, Swing Line Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans, of the Swing Line Lender to make further Swing Line Loans, and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Loans, of the Swing Line Lender to make Swing Line Loans and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                           (B) The Borrower shall, upon demand of the Agent or
                  the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement; and

                           (C) the Agent and each of the Lenders shall have all
                  of the rights and remedies available under the Loan Documents or under any applicable law.

         11.2 Agent to Act. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         11.3 Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         11.4 No Waiver. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         11.5 Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to
Article XI hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

                  (a) the reasonable expenses incurred in connection with retaking, holding, preserving, processing, maintaining or preparing for sale, lease or other disposition of, any Collateral, including reasonable attorney's fees and legal expenses pertaining thereto;

                  (b) amounts due to the Lenders and the Issuing Bank pursuant to Sections 4.6(a), 4.6(b),4.6(c), 4.6(d) and 13.5;

                  (c)      amounts due to the Agent pursuant to Section 4.6(e);

                  (d) payments of interest on Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to the Swing Line Lender;

                  (e) payments of principal of Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to the Swing Line Lender;

                  (f) payments of cash amounts to the Agent in respect of outstanding Letters of Credit pursuant to Section 11.1(B);


                  (g) amounts due to the Issuing Bank, the Agent and the Lenders pursuant to Sections 3.2(h), 9.16 and 13.9;

                  (h) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the appropriate recipients;

                  (i) amounts due to any of the Lenders or their affiliates in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders or their affiliates on a pro rata basis according to the amounts owed; and

                  (j) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                   ARTICLE XII

                                    The Agent

         12.1 Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 12.5 and the first sentence of Section 12.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents):

                  (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;

                  (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder;

                  (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or affiliates; and

                  (d) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

         The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The term "Agent" as used in the Loan Documents shall not connote any fiduciary or other implied obligation under applicable law, and is used solely as a matter of market custom to connote an administrative relationship between independent contracting parties.

         12.2 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the

Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 13.1 hereof. As to any action not expressly mandated by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

        12.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 12.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

        12.4 Rights as Lender. With respect to its Revolving Credit Commitment and Term Loan Commitment and the Loans made by it and Letters of Credit issued by it, Bank of America (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Bank of America (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

        12.5 Indemnification. The Lenders agree to indemnify the Agent and each of its Affiliates, and their respective officers, employees and agents (each, an "Agent Indemnitee") (to the extent not reimbursed under Section 13.9 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments and Term Loan Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any Agent Indemnitee (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by any Agent Indemnitee under any Loan; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified provided further, however, that no action or omission taken or occurring at the direction of the Required Lenders shall constitute either gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 13.5, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section 12.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

        12.6 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

        12.7 Resignation of Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                                  ARTICLE XIII

                                  Miscellaneous

        13.1    Assignments and Participations.


                (a) Each Lender, the Issuing Bank and the Swing Line Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, its Revolving Credit Commitment, its Term Loan A Commitment and its Term Loan B Commitment); provided, however, that

                        (i)     each such assignment shall be to an Eligible
                Assignee;

                        (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

                        (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Notes (except that any assignment by the Swing Line Lender shall not include its rights, benefits or duties as the Issuing Bank or as the provider of Swing Line Loans); and

                        (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Notes subject to such assignment and a processing fee of $4,000; provided, however, such processing fee shall not be required to be paid to the extent a Lender is assigning 100% of its interest in the Loans to an affiliate of such Lender.

        Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 6.6.

                (b)     The Agent shall maintain at its address referred to in
        Section 13.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit

        Commitments and Term Loan Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Notes subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance,
        (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment or either of its Term Loan Commitments or its Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article VI and the right of set-off contained in Section 13.3, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Revolving Credit Commitment or Term Loan Commitments).

                (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                (g) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Agent, the Lenders, or any of them. The Borrower may not assign or otherwise transfer to any other Person any right, power, benefit, or privilege (or any interest therein) conferred hereunder or under any of the other Loan Documents, or delegate (by assumption or otherwise) to any other Person any duty, obligation, or liability arising hereunder or under any of the other Loan Documents, and any such purported assignment, delegation or other transfer shall be void.

        13.2 Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of transmission to such party, in the case of notice by telefacsimile (where the proper transmission of such notice is either acknowledged by the recipient or electronically confirmed by the transmitting device), or (iii) on the fifth Business Day after the day on which mailed to such party, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                        (a)     if to the Borrower:

                                UTI Corporation
                                200 West 7th Avenue
                                Collegeville, PA 19426
                                Attn:  Thomas F. Lemker
                                Telephone:     (303) 389-3002
                                Telefacsimile: (303) 389-6341

                                with a copy to:

                                KRG Capital Partners, L.L.C.
                                1515 Arapahoe Street
                                Tower One, Suite 1500
                                Denver, CO  80202
                                Attn:  Bruce L. Rogers
                                       Steven D. Neumann
                                Telephone: (303) 390-5005
                                Telefacsimile: (303) 390-5015

                                with a copy to:

                                Hogan & Hartson L.L.P.
                                1200 17th Street, Suite 1500
                                Denver, CO  80202
                                Attn:  Steven A. Cohen
                                Telephone: (303) 899-7300
                                Telefacsimile: (303) 899-7333

                        (b)     if to the Agent for notice of borrowing:

                                Bank of America, N.A.
                                101 North Tryon Street, 15th Floor
                                NC1-001-15-04
                                Charlotte, North Carolina  28255
                                Attention: Agency Services
                                Telephone:     (704) 386-8388
                                Telefacsimile: (704) 409-0006

                                if to the Agent for notices other than
                                borrowing:

                                Bank of America, N.A.
                                1455 Market Street, 12th Floor
                                CA5-701-12-09
                                San Francisco, CA  94103
                                Attention:  Charles Graber
                                Telephone:     (415) 436-3495
                                Telefacsimile: (415) 503-5006

                                with a copy to:

                                Bank of America, N.A.
                                9 West 57th Street, 43rd Floor
                                New York, New York  10019
                                Attention:  Heidi Sandquist
                                Telephone:     (212) 583-8751
                                Telefacsimile: (212) 847-5361

                (c)     if to the Lenders:

                        At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance;

                (d) if to any other Credit Party, at the address set forth on the signature page of the Facility Guaranty or Security Instrument executed by such Credit Party, as the case may be.

        13.3    Right of Set-off; Adjustments.

                (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this

        Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section
        13.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                (b) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender or is repaid in whole or in part by such Benefitted Lender in good faith settlement of a pending or threatened avoidance claim, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery or settlement payment, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 13.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

        13.4 Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any Revolving Credit Commitment or Term Loan Commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein.

        13.5 Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent (including the cost of internal counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

        13.6 Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower or other applicable Credit Party to such Loan Document and either the Required Lenders or (as to Loan Documents other than the Credit Agreement) the Agent on behalf of the Required Lenders (and, if Article XII or the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitments or Term Loan Commitments of the Lenders, the Total Revolving Credit Commitment or the Total Term Loan Commitment (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment or Term Loan Commitment, or (iv) change the percentage of the Revolving Credit Commitment or Term Loan Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section
13.6 or any other provision of this Agreement or (v) release any Guarantor or all or substantially all of the Collateral except as expressly contemplated in the Loan Documents as in effect on the Closing Date or (vi) amend, supplement or replace any term or provision of this Section 13.6; and provided, further, that no such amendment or waiver that affects the rights, privileges or obligations of the Swing Line Lender as provider of Swing Line Loans, shall be effective unless signed in writing by the Swing Line Lender or that affects the rights, privileges or obligations of the Issuing Bank as issuer of Letters of Credit, shall be effective unless signed in writing by the Issuing Bank;

        No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

        13.7 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart. Signatures on communications and other documents may be transmitted by facsimile only with the consent of the Agent in its sole and absolute discretion in each instance. The effectiveness of any such signatures accepted by the Agent shall, subject to applicable law, have the same force and effect as manual signatures and shall be binding on all parties. The Agent may also require that any such signature be confirmed by a manually-signed hardcopy thereof. Each party hereto hereby adopts as an original executed signature page each signature page hereafter furnished by such party to the Agent (or an agent of the Agent) bearing (with the consent of the Agent) a facsimile signature by or on behalf of such party. Nothing contained in this Section shall limit the provisions of Section 12.2.

        13.8 Termination. This Agreement shall terminate on the Facility Termination Date, except that (a) those provisions which by the express terms hereof continue in effect notwithstanding the Facility Termination Date, and (b) obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, shall continue in effect. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, the Agent, the Issuing Bank, the Swing Line Lender or any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason or elects to repay any such amount in good faith settlement of a pending or threatened avoidance claim, (i) this Agreement (including the provisions pertaining to Participations in Letters of Credit, Reimbursement Obligations and Swing Line Loans) shall continue in full force (or be reinstated, as the case may be) and the Borrower shall be liable to, and shall indemnify and hold the Agent, the Issuing Bank, the Swing Line Lender or such Lender harmless for, the amount of such payment surrendered until the Agent, the Issuing Bank, the Swing Line Lender or such Lender shall have been finally and irrevocably paid in full, and (ii) in the event any portion of any amount so required to be surrendered by the Agent or the Issuing Bank or the Swing Line Lender shall have been distributed to the Lenders, the Lenders shall promptly repay such amounts to the Agent or the Issuing Bank or the Swing Line Lender on demand therefor. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent, the Issuing Bank, the Swing Line Lender or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent's, the Issuing Bank's, the Swing Line Lender's or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

        13.9    Indemnification; Limitation of Liability.

                (a) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 13.9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. The

        Borrower agrees not to assert any claim against the Agent, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

                (b) agreements and obligations of the Borrower contained in this Section 13.9 shall continue in effect notwithstanding the Facility Termination Date.

        13.10 Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

        13.11 Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto (except that those provisions (if any) which by the express terms of the commitment letter dated as of January 9, 2001, executed by Bank of America, BAS and accepted by the Borrower, survive the closing of the Revolving Credit Facility, Letter of Credit Facility and Term Loan Facilities, shall survive and continue in effect).

        13.12 Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

        13.13 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

        13.14 Payments. All principal, interest, and other amounts to be paid by the Borrower under this Agreement and the other Loan Documents shall be paid to the Agent at the Principal Office in Dollars and in immediately available funds, without setoff, recoupment, deduction or counterclaim. Subject to the definition of "Interest Period" herein, whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees, as applicable, and as the case may be.

        13.15   Governing Law; Waiver of Jury Trial.

                (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                (b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                (c) THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID)

        TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 13.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                (f) THE BORROWER HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

        13.16 Judgment Currency. The Borrower, the Agent and each Lender hereby agree that if, in the event that a judgment is given in relation to any sum due to the Agent or any Lender hereunder, such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), the Borrower agrees to indemnify the Agent or such Lender, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Agent in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum which could have been so purchased by the Agent had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding the giving of such judgment. The agreements in this Section 13.16 shall survive payment of the Facility Termination Date.

        [13.17 TERM LOAN LENDER. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT NEITHER OF ANTARES CAPITAL CORPORATION (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, "ANTARES") NOR CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS TRUSTEE OF THE ANTARES FUNDING TRUST CREATED UNDER TRUST AGREEMENT DATED AS OF NOVEMBER 30, 1999 (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE "CLO") WILL HAVE ANY REVOLVING CREDIT COMMITMENT HEREUNDER NOTWITHSTANDING THE PROVISIONS OF
SECTION 13.1(a)(iii). THE PARTIES HERETO AGREE THAT ANY REFERENCE TO A "LENDER" IN SECTIONS 2.2, 2.5 OR 4.6 OR ARTICLE III HEREOF SHALL BE DEEMED NOT TO INCLUDE ANTARES OR THE CLO AND THAT NEITHER ANTARES NOR THE CLO SHALL HAVE ANY OBLIGATION AS A LENDER TO FUND ANY REVOLVING LOAN.]

                         [Signatures on following pages]

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                    UTI CORPORATION, a Maryland corporation

WITNESS:

________________________            By:    _____________________________________
________________________            Name:  _____________________________________
                                    Title: _____________________________________




                                    BANK OF AMERICA, N.A.,
                                    as Agent for the Lenders


                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________



                                    FLEET NATIONAL BANK,
                                    as Syndication Agent for the Lenders


                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________



                                    DRESDNER BANK AG, NEW YORK BRANCH AND GRAND
                                    CAYMAN BRANCH,
                                    as Documentation Agent for the Lenders


                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    BANK OF AMERICA, N.A.


                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________


                            Lending Office for Base Rate Loans:
                                    Bank of America, N.A.
                                    101 North Tryon Street, 15th Floor
                                    NC1-001-15-04
                                    Charlotte, North Carolina  28255
                                    Attention: Agency Services
                                    Telephone: (704) 386-
                                    Telefacsimile: (704) 386-9923

                            Wire Transfer Instructions:
                                    Bank of America, N.A.
                                    ABA#  053000196
                                    Account No.: _______________________________
                                    Reference:   _______________________________
                                    Attention: Agency Services


                            Lending Office for Eurodollar Rate Loans:
                                    Bank of America, N.A.
                                    101 North Tryon Street, 15th Floor
                                    NC1-001-15-04
                                    Charlotte, North Carolina  28255
                                    Attention: Agency Services
                                    Telephone: (704) 386-____
                                    Telefacsimile: (704) 386-9923

                            Wire Transfer Instructions:
                                    Bank of America, N.A.
                                    ABA# 053000196
                                    Account No.: _______________________________
                                    Reference:   _______________________________
                                    Attention: Agency Services__________________

                                    EXHIBIT A

                        Applicable Commitment Percentages

                                                                                Applicable
                         Revolving Credit     Term A Loan       Term B Loan     Commitment
        Lender              Commitment        Commitment        Commitment      Percentage
        ------              ----------        ----------        ----------      ----------
Bank  of America, N.A.
Fleet National Bank
Dresdner Bank AG,
  New York Branch
  and Grand Cayman
  Branch

                           $35,000,000        $35,000,000       $30,000,000        100%

                                    EXHIBIT B

                        Form of Assignment and Acceptance

        Reference is made to the Amended and Restated Credit Agreement dated as of __________, 2001 (the "Credit Agreement") among UTI Corporation, a Maryland corporation and successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), the Lenders (as defined in the Credit Agreement) and Bank of America, N.A., as agent for the Lenders (the "Agent"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

        The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

        1. The Assignor hereby sells and assigns to the Assignee, WITHOUT RECOURSE and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Revolving Credit Commitment and Term Loan Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1 (the "Assigned Interest") in and to the Assignor's rights and obligations under the Agreement.

        2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor and requests that the Agent exchange such Notes for new Notes payable to the order of the Assignee in an amount equal to the Revolving Credit Commitment and Term Loan Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Revolving Credit Commitment and Term Loan Commitment retained by the Assignor, if any, as specified on Schedule 1.*

        3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 9.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 6.6.

        4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1.

        5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

        6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

        7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

        8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telefacsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

        IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1

                              Revolving Credit     Term A Loan       Term B Loan
                                  Facility          Facility          Facility
                                  ________          ________          ________

Percentage interest assigned:       _____%            _____%            _____%

Assignee's Commitment:           $___________     $___________      $___________

Aggregate outstanding principal  $___________     $___________      $___________
amount of Loans assigned:

Principal amount of Note         $___________     $___________      $___________
payable to Assignee:

Principal amount of Note
payable to Assignor:             $___________     $___________      $___________

Effective Date (if other than
date of acceptance by Agent):    *___________, ___*____________, ___


                                    [NAME OF ASSIGNOR], as Assignor


                                    By:   ______________________________________
                                          Title:

                                    Dated: __________, ____



                                    [NAME OF ASSIGNEE], as Assignee


                                    By:   ______________________________________
                                          Title:

                                    Domestic Lending Office:

                                    Eurodollar Lending Office:
____________________________

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

Accepted [and Approved] **
this ___ day of ___________, ____

BANK OF AMERICA, N.A., as Agent


By:_________________________________________
Title:


Approved this ____ day
of ____________, ____

UTI CORPORATION, a Maryland corporation


By:_________________________________________]**
Title:


_______________________

        ** Required if the Assignee is an Eligible Assignee solely by reason of clause (iii) of the definition of "Eligible Assignee."

                                    EXHIBIT C

       Notice of Appointment (or Revocation) of Authorized Representative

        Reference is hereby made to the Amended and Restated Credit Agreement dated as of __________, 2001 (the "Agreement") among UTI Corporation, a Maryland corporation and successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

        The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

 Name and Address                 Office                      Specimen Signature
 ----------------                 ------                      ------------------

Thomas Lemker                     Vice President-Finance      __________________
c/o Noble-Met Inc.
200 South Yorkshire St.
Salem, VA  24153-6902

Bruce Rogers                      Vice President              __________________
c/o KRG Capital Partners LLC
1515 Arapahoe Street
Denver, CO  80202

Steven Neumann                    Vice President and          __________________
c/o KRG Capital Partners LLC      Secretary
1515 Arapahoe Street
Denver, CO  80202

Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

This the ___ day of __________________, ____.

                                    UTI CORPORATION, a Maryland corporation

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                   EXHIBIT D-1

                            Form of Borrowing Notice

To:     Bank of America, N.A.,
        as Agent
        101 North Tryon Street, 15th Floor
        NC1-001-15-04
        Charlotte, North Carolina  28255
        Attention: Agency Services
        Telefacsimile:  (704)386-9923

        Reference is hereby made to the Amended and Restated Credit Agreement dated as of _________, 2001 (the "Agreement") among UTI Corporation, a Maryland corporation and successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

        The Borrower through its Authorized Representative hereby gives notice to the Agent that Loans of the type and amount set forth below be made on the date indicated:

Type of Loan
 (check one)          Interest Period(1)   Aggregate Amount(2)   Date of Loan(3)
____________          __________________   ___________________   _______________

Revolving Loan

Base Rate Loan        __________________   ___________________   _______________
Eurodollar Rate Loan  __________________   ___________________   _______________


(1)     For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be $_________ or if greater an integral multiple of $_______, unless a Base Rate Refunding Loan.
(3)     At least three (3) Business Days later if a Eurodollar Rate Loan;

        The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions] .

        The undersigned hereby certifies that:

        1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

        2. All the representations and warranties set forth in Article VIII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are


                                     D-1-1
true and correct as of the date hereof except that the reference to the financial statements in Section 8.6(a) of the Agreement shall be deemed (solely for the purpose of the representation and warranty contained in such Section 8.6(a) but not for the purpose of any cross reference to such Section 8.6(a) or to the financial statements described therein contained in any other provision of Section 8.6 or elsewhere in Article 8) to refer to those financial statements most recently delivered to you pursuant to Section 9.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 9.1(b) have not been certified by independent public accountants).

        3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full .

                                    UTI CORPORATION, a Maryland corporation


                                    BY:  _______________________________________
                                                  Authorized Representative

                                    DATE:_______________________________________


                                     D-1-2

                                   EXHIBIT D-2

                   Form of Borrowing Notice--Swing Line Loans

To:     Bank of America, N.A.,
        101 North Tryon Street, 15th Floor
        NC1-001-15-04
        Charlotte, North Carolina  28255
        Attention: Agency Services
        Telefacsimile:  (704) 386-9923

        Reference is hereby made to the Amended and Restated Credit Agreement dated as of __________, 2001 (the "Agreement") among UTI Corporation, a Maryland corporation and successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

        The Borrower through its Authorized Representative hereby gives notice to Bank of America that a Swing Line Loan of the amount set forth below be made on the date indicated:

          Amount(1)                                       Date of Loan
          ---------                                       ------------

         $__________                                     _________, ____

_______________________

        (1) Must be $_________ or if greater an integral multiple of $_______, unless a Base Rate Refunding Loan.

        The Borrower hereby requests that the proceeds of Swing Line Loans described in this Borrowing Notice be made available to the Borrower as follows:
[insert transmittal instructions]

        The undersigned hereby certifies that:

        1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

        2. All the representations and warranties set forth in Article VIII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 8.6(a) of the Agreement shall be deemed (solely for the purpose of the representation and warranty contained in such Section 8.6(a) but not for the purpose of any cross reference to such Section 8.6(a) or to the financial statements described therein contained in any other provision of Section 8.6 or elsewhere in Article
8) to refer to those financial statements most recently


                                     D-2-1
delivered to you pursuant to Section 9.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 9.1(b) have not been certified by independent public accountants).

        3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.

                                    UTI CORPORATION, a Maryland corporation


                                    BY:  _______________________________________
                                         Authorized Representative

                                    DATE:_______________________________________


                                     D-2-2

                                    EXHIBIT E

                     Form of Interest Rate Selection Notice

To:     Bank of America, N.A., as Agent
        101 North Tryon Street, 15th Floor
        NC1-001-15-04
        Charlotte, North Carolina  28255
        Attention:  Agency Services
        Telefacsimile:  (704) 386-9923

        Reference is hereby made to the Amended and Restated Credit Agreement dated as of __________, 2001 (the "Agreement") among UTI Corporation, a Maryland corporation and successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

        The Borrower through its Authorized Representative hereby gives notice to the Agent of the following selection of a type of Loan or Segment and Interest Period:

Type of Loan
 (check one)          Interest Period(1)   Aggregate Amount(2)   Date of Loan(3)
____________          __________________   ___________________   _______________

Revolving Loan

Base Rate Loan        __________________   ___________________   _______________
Eurodollar Rate Loan  __________________   ___________________   _______________

Term A Loan Segment

Base Rate Loan        __________________   ___________________   _______________
Eurodollar Rate Loan  __________________   ___________________   _______________

Term B Loan Segment

Base Rate Loan        __________________   ___________________   _______________
Eurodollar Rate Loan  __________________   ___________________   _______________

________________
(1)     For any Eurodollar Rate Loan or Segment, one, two, three or six months.
(2) If a Eurodollar Rate Loan or Base Rate Loan, must be $_________ or if greater an integral multiple of $_______, unless a Base Rate Refunding Loan
(3) At least three (3) Business Days later if a Eurodollar Rate Loan or Eurodollar Rate Segment;


                                    UTI CORPORATION, a Maryland corporation


                                    BY: ________________________________________
                                    Authorized Representative
                                    DATE: ______________________________________


                                     D-2-2

                                   EXHIBIT F-1

                             Form of Revolving Note

                              Amended and Restated
                                 Promissory Note
                                (Revolving Loan)

$______________                                        Charlotte, North Carolina

                                                               ________ __, ____



        FOR VALUE RECEIVED, UTI Corporation, a Maryland corporation as successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), hereby promises to pay to the order of _______________________________________________
(the "Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of __________, 2001 among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent, and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ________________________________ DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

        If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest thereon evidenced by this Revolving Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

        In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

        Interest hereunder shall be computed as provided in the Agreement.


                                     F-1-1

        This Revolving Note is one of the Revolving Notes in the principal amount of $__________ referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. This Revolving Note is issued in replacement of and not as payment for that certain Revolving Note in favor of the Lender dated ________________, 2000 issued pursuant to the Existing Credit Agreement.

        All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Revolving Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

                            [SIGNATURE PAGE FOLLOWS.]


                                     F-1-2

        IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                    UTI CORPORATION, a Maryland corporation
WITNESS:

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                     F-1-3

                                   EXHIBIT F-2

                                Form of Term Note

                              Amended and Restated
                                 Promissory Note
                                  (Term A Loan)

$________________                                      Charlotte, North Carolina

                                                               ________ __, ____


        FOR VALUE RECEIVED, UTI Corporation, a Maryland corporation as successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), hereby promises to pay to the order of ___________________________________ (the
"Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of _________, 2001 among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent, and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of _____________________ DOLLARS ($__________) on the Term A Loan Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

        If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon evidenced by this Term Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

        In the event this Term A Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

        Interest hereunder shall be computed as provided in the Agreement.

        This Term A Note is one of the Term A Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term A


                                     F-2-1

Loan evidenced hereby was made and is to be repaid. This Term A Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. This Term A Note is issued in replacement of and not as payment for that certain Term A Note in favor of the Lender dated ________________, 2000 issued pursuant to the Existing Credit Agreement.

        All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Term A Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

                            [SIGNATURE PAGE FOLLOWS.]


                                     F-2-2

        IN WITNESS WHEREOF, the Borrower has caused this Term Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                    UTI CORPORATION, a Maryland corporation

WITNESS:

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                     F-2-3

                                   EXHIBIT F-3

                                Form of Term Note

                              Amended and Restated
                                 Promissory Note
                                  (Term B Loan)

$________________                                      Charlotte, North Carolina

                                                            __________ __, _____


         FOR VALUE RECEIVED, UTI Corporation, a Maryland corporation as successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), hereby promises to pay to the order of ___________________________________ (the
"Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of _________, 2001 among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent, and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of _____________________ DOLLARS ($__________) on the Term B Loan Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon evidenced by this Term Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Term B Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Term B Note is one of the Term B Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term B Loan evidenced hereby was made and is to be repaid. This Term B Note is subject to certain


                                     F-3-1
restrictions on transfer or assignment as provided in the Agreement. This Term B
Note is issued in replacement of and not as payment for that certain Term B Note in favor of the Lender dated ________________, 2000 issued pursuant to the Existing Credit Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Term B Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                           [SIGNATURE PAGE FOLLOWS.]


                                     F-3-2

         IN WITNESS WHEREOF, the Borrower has caused this Term Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                       UTI CORPORATION, a Maryland corporation

WITNESS:

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________



                                     F-3-3

                                   EXHIBIT F-4

                              Amended and Restated
                             Form of Swing Line Note

                                 Promissory Note
                                (Swing Line Loan)

$________________                                      Charlotte, North Carolina

                                                            __________ __, _____


         FOR VALUE RECEIVED, UTI Corporation, a Maryland corporation as successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("Bank of America"), in its individual capacity, at Bank of America's offices located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as Bank of America may designate) at the times set forth in the Amended and Restated Credit Agreement dated as of __________, 2001 among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent, and Bank of America, N.A., as agent for the Lenders (the "Agent") (as amended, supplemented or otherwise modified from time to time, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ______________________________________ DOLLARS ($____________) or if less than such principal amount, the aggregate unpaid principal amount of all Swing Line Loans made by Bank of America to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Swing Line Loans may be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the Default Rate until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.


                                     F-4-1

         Interest hereunder shall be computed on the basis of a 360 day year for the actual number of days in the interest period.

         This Note is the Swing Line Note referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Swing Line Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. This Note is issued in replacement of and not as payment for that certain Swing Line Note in favor of the Lender dated ________________, 2000 issued pursuant to the Existing Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                            [SIGNATURE PAGE FOLLOWS.]




                                     F-4-2

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                       UTI CORPORATION, a Maryland corporation
WITNESS:

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________




                                     F-4-3

                                    EXHIBIT G

                      Form of Opinion of Borrower's Counsel


                                  See attached.

                                    EXHIBIT H

                             Compliance Certificate

Bank of America, N.A.,
as Agent
101 North Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

Bank of America, N.A.,
as Agent

_______________________________

_______________________________
Attention: ____________________
Telefacsimile:    (___) ___-____


         Reference is hereby made to the Amended and Restated Credit Agreement dated as of __________, 2001 (the "Agreement") among UTI Corporation, a Maryland corporation as successor by merger to Medical Device Manufacturing, Inc. (the "Borrower"), the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"), Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch, as Documentation Agent. Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

1.       Calculations:

                                   [To come.]

2.       No Default

                  A. Since __________ (the date of the last similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article XI of the Agreement has occurred and is continuing.

                  B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default:_______________________________________________.

                  (Note, if no Default or Event of Default has occurred, insert "Not Applicable").

         The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 9.1 of the Agreement.


         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 20__.


                                            By:_________________________________
                                                  Authorized Representative

                                            Name:_______________________________

                                            Title:______________________________

                                    EXHIBIT I

                       Form of Borrowing Base Certificate


                                  See attached.

                                    EXHIBIT J

                            Form of Facility Guaranty


                                  See attached.

                                    EXHIBIT K

                           Form of Security Agreement


                                  See attached.

                                    EXHIBIT L

                            Form of Pledge Agreement


                                  See attached.

                                  Schedule 1.1

                       UTI Pro Forma Financial Statements

                                  Schedule 1.2

                       ATM Pro Forma Financial Statements

                                  Schedule 1.3

                                 IPO Adjustments

                                  Schedule 1.4

                                One-Time Charges

                                  Schedule 1.5

       Inventory Locations Which are Owned or Subject to a Landlord Waiver

                                  Schedule 5.3

                                  Real Property


                                  See attached.

                                  Schedule 8.4

                  Subsidiaries and Investments in Other Persons


                                  See attached.

                                  Schedule 8.6

                                  Indebtedness


                                  See attached.

                                  Schedule 8.7

                                      Liens


                                  See attached.

                                  Schedule 8.8

                                   Tax Matters


                                  See attached.

                                  Schedule 8.10

                                   Litigation


                                  See attached.

                                  Schedule 9.5

                                    Insurance


                                  See attached.